23 November 2011 Telemar Norte Leste S.A. Valuation Report Exhibit 2.16

23 November 2011 23 November 2011
Disclaimer

Banco BNP Paribas Brasil S.A. ("BNP Paribas") has been commissioned by Telemar Norte Leste S.A. ("Company") to prepare an economic valuation report (laudo de avaliação econômica) of the Company to determine the withdrawal amount (reembolso) to be paid to dissenting shareholders (acionistas dissidentes) in relation to the Company’s special shareholders’ meeting which will decide on its partial spin-off (cisão parcial), followed by the merger (incorporação) of the spun off portion into Coari Participações S.A. (“Coari”) and merger of the shares of the Company (incorporação de ações) into Coari, pursuant to Article 12 of the Company’s Bylaws and Article 45 of Federal
Law No. 6.404/76, as amended ("Brazilian Corporations Law") ("Economic Valuation Report").
The date of issuance of this Economic Valuation Report is 23 November 2011 (“Issuance Date”). The reference date of this Economic
Valuation Report is 30 September 2011 ("Reference Date"). All accounting, financial and market information included in this Economic
Valuation Report is related to the Reference Date. Any change occurred after the Reference Date may affect the conclusions of this
Economic Valuation Report. This Economic Valuation Report was based on information provided by the Company to BNP Paribas up to the Issuance Date, and the matters discussed herein are subject to change due to a number of factors, such as economic, market and other conditions, as well as business and prospects of the Company. Although future events may affect the conclusions hereof, BNP
Paribas undertakes no obligation to update, revise or amend this Economic Valuation Report, in whole or in part, after the Issuance Date.
Moreover, BNP Paribas undertakes no obligation to advise any person about any change in any fact or matter which may affect this
Economic Valuation Report of which it becomes known after the Issuance Date of this document.
This Economic Valuation Report is issued exclusively in connection with the provisions of Section 12 of the Company’s By-laws and Article
45 of the Brazilian Corporations Law and does not apply to any other present or future matter or transaction relating to the Company, to the entities of its economic group or to the markets in which they operate.
This Economic Valuation Report (i) should not be  construed as and is neither a recommendation nor a suggestion to the shareholders, members of the Board of Directors, Board of Officers, Audit Committee, Independent Committees or other bodies of the Company or other entities of its economic group on how to vote or act in relation to any matters related to the corporate reorganization described in the
Material Fact Notices (Fatos Relevantes) released by the Company on 24 May 2011, 1 August 2011, 17 August 2011 and 26 August 2011,
and in other related announcements made by the Company (“Corporate Reorganization”); therefore all those interested in the Corporate
Reorganization, if they deem so appropriate, should perform their own analysis in connection thereto; (ii) should not be used to justify the right to vote or exercise or refrain from exercising any other right by any person in relation to the Corporate Reorganization or any other matter in connection thereto; and (iii) should not be considered a valuation report for the purposes of and pursuant to Articles 4-A, 8, 227,
228, 229, 252, 256 and 264 of the Brazilian Corporations Law.
The shareholders must perform their own analysis on whether to approve of the Corporate Reorganization and should take advice from their own financial, tax and legal advisers before deciding about the Corporate Reorganization.
This Economic Valuation Report is not a judgement, opinion or recommendation of BNP Paribas in relation to the Corporate
Reorganization and the business decisions or strategies of the Company or the entities of its economic group. BNP Paribas does not give any opinion about the values at which the shares of the Company and of entities of its economic group could or should be traded in the securities markets at any time.

23 November 2011 23 November 2011 3
Disclaimer (cont'd)
The information contained herein and the documents mentioned herein have been furnished by the Company to BNP Paribas. BNP
Paribas used them based on the representations made by the Company, including representations that (i) the information and documents that the Company provided to BNP Paribas were prepared in good faith, based on reasonable assumptions, realistic and true information and documents, were complete and accurate, and that they fairly reflect the economic and financial conditions, the projections and provisions of the Company necessary for the issuance of this Economic Valuation Report in accordance with applicable laws and regulations; (ii) the Company is not aware of the existence, up to the Issuance Date, of any official notification, judicial or administrative rule or award, filing of bankruptcy or reorganization, losses not accounted for or security, that may influence the preparation of this
Economic Valuation Report and the conclusions presented herein, (iii) there has been no subsequent events, since the date the documents and information were provided to BNP Paribas or to the general public that may influence in a significant way the conclusions of this Economic Valuation Report, or alter or affect the validity and reliability of information previously provided to BNP Paribas, and (iv)
all information available until the Issuance Date was provided by the Company to the BNP Paribas without the omission of relevant information that may cause changes to  the valuation process or to the conclusions of this Economic Valuation Report.
In addition to the information provided by the Company, BNP Paribas obtained certain information from well-known and reliable public sources or from sources which, to the knowledge of BNP Paribas, were believed to be reliable, including, demographic, macroeconomic, regulatory, market value and market performance data of the Company and of entities of its economic group mentioned in this Economic
Valuation Report.
Neither BNP Paribas nor any of its officers, employees, agents, representatives, consultants or anyone related to BNP Paribas, makes any representation or warranty, explicit or implied, concerning the accuracy or completeness of any information (including financial and operational projections of the Company or assumptions and estimates on which such projections were based) used in the preparation of this Economic Valuation Report. Nothing in this material is or may be considered, a promise, guarantee or representation about the past or the future. BNP Paribas did not perform accounting, financial, legal, tax or other kind of due diligence in relation to the Company or any entities of its economic group
To reach the conclusions presented herein, BNP Paribas has performed, inter alia, the following procedures: discounted cash flow analysis, based on the business plans provided by the Company and applicable discount rate. As additional reference, the result of the discounted cash flow analysis was compared with historical market prices of the Company’s stocks, the consolidated book value of the
Company, and trading multiples of comparable listed companies
BNP Paribas analyzed the financial statements of the Company and of its subsidiary, Brasil Telecom S.A. ("BrT"), for the fiscal years ended on 31December 2009 and 2010, and quarterly information for the nine-month periods ended on 30 September 2010 and 2011, which have been, respectively, audited and reviewed by Deloitte Touche Tohmatsu Auditores Independentes, the Company’s and BrT’s
independent auditors. In addition, the Company provided BNP Paribas with information, such as assumptions and estimates related to the Company, to BrT and to the markets in which they operate, which BNP Paribas used in this Economic Valuation Report.
BNP Paribas did not perform an independent verification as regards the validity or accuracy of such information or any other information received from the Company. BNP Paribas undertakes no responsibility for the accuracy, completeness or correctness of such information.

23 November 2011 23 November 2011
The work of BNP Paribas is not an audit of the financial statements or any other information provided by the Company and can not be construed as such. The work of BNP Paribas takes into account the relevance of each item of the Company’s and BrT’s financial statements, and, thus, assets, rights and liabilities of lesser relevance were not subject to thorough analysis.
In the preparation of this Economic Valuation Report, BNP Paribas has assumed that all data, information, either verbal or written, and documents provided by the Company are reliable, accurate, credible, true and complete, and BNP Paribas neither performed physical inspection of any assets or items nor performed any independent valuation of assets and liabilities of the Company and of BrT nor their solvency.
The estimates and forecasts contained in this Economic Valuation Report are, by their own nature, subject to variables beyond the control of the Company and of BNP Paribas, especially those whose occurrence depends on uncertain future events. There is no guarantee by
BNP Paribas that the estimates and projections used or contained in this Economic Valuation Report will materialize.
BNP Paribas undertakes no responsibility or liability to indemnify for losses and damages if the future results differ from the estimates and provisions presented in this Economic Valuation Report. BNP Paribas neither makes any representations and warranties nor undertakes responsibility in relation to such estimates and projections.
BNP Paribas assumed that all governmental or regulatory approvals or other authorizations or consents required in connection with the business plan presented by the Company’s management have been or will be obtained and that no limitation, change, restriction or condition will be imposed to obtain such approvals, authorizations and consents, or any amendments will be required to any contracts, agreements or instruments to which the Company and entities of its economic group are parties or are affected in any way.
This Economic Valuation Report is based on the current corporate, financial and operational structure of the Company and it does not cover the different classes of shares issued by the Company or the specific adjustments that may be required in relation thereto.
BNP Paribas emphasizes that the valuation of the Company was performed in an stand-alone basis, disregarding any impacts related to the
Corporate Reorganization, as well as disregarding any possible positive or negative eventual synergies resulting thereof.
The sum of individual amounts may result in an amount different from the corresponding sum included in this Economic Valuation Report due to the rounding of certain numbers.
BNP Paribas may carry out valuation of companies and sectors under market assumptions different than the ones used in this Economic
Valuation Report. In their analysis, reports and publications, the research departments and other departments of BNP Paribas and related companies may use estimates, projections and methodologies different from those used in this Economic Valuation Report, and such analysis, reports and publications may contain conclusions different from those of this Economic Valuation Report.
By virtue of their autonomy, valuation reports of the Company, entities of its economic group and sectors similar to that of the Company developed by other firms may be based on different assumptions than those used in this Economic Valuation Report and, therefore, may present results that are significantly different.

Disclaimer (cont'd)

23 November 2011 23 November 2011
BNP Paribas did not assign specific importance to particular factors considered in this Economic Valuation Report, but performed a qualitative analysis of the importance and relevance of all factors considered herein. Therefore, this Economic Valuation Report should be analyzed as a whole and the analysis of selected portions, summaries or specific aspects of this Economic Valuation Report, without the knowledge and analysis of this Economic Valuation Report in its entirety, may result in an incomplete and incorrect understanding of the analysis made by BNP Paribas and of the conclusions of this Economic Valuation Report.
This Economic Valuation Report is an intellectual property of BNP Paribas. Except for the disclosure within the limits required by applicable law to the Brazilian Securities and Exchange Commission (Comissão de Valores Mobiliário), to the U.S. Securities and Exchange
Commission, to the shareholders of the Company and interested third parties, in each case made before the Company's general meeting that will decide on its partial spin-off (cisão parcial), followed by the merger (incorporação) of the spun off portion into Coari and merger of the shares of the Company (incorporação de ações) into Coari, this Economic Valuation Report may not be reproduced, summarized or quoted in any other public documents or transferred to any other third party without the prior consent of BNP Paribas. When its disclosure is required in accordance with applicable law, this material may only be disclosed if reproduced in its entirety, and any description or reference to BNP Paribas should be made in a way reasonably acceptable to BNP Paribas.
BNP Paribas provided, directly or through related companies, certain financial services and investment banking services to the Company and to entities of its economic group, for which it received remuneration. BNP Paribas may, at any time, provide such services again to the
Company and to entities of its economic group.
In the ordinary course of its business, BNP Paribas may trade in, directly or through related companies, securities issued by the Company or entities of its economic group, on its own behalf or on behalf of its clients, and, consequently, may, at any time, hold long and short positions in relation to such securities. BNP Paribas has policies and procedures to preserve the independence between its investment banking division and other areas and departments, including, but not limited to, asset management, proprietary stock trading desk, debt instruments, securities and other financial instruments.
BNP Paribas performed its activities with complete independence and autonomy, based solely on generally accepted technical criteria.
BNP Paribas neither has direct or indirect  interest in the implementation of the Corporate Reorganization nor in the Company, therefore the issuance of this Economic Valuation Report, including the conclusions presented herein, arises exclusively from the experience of BNP
Paribas and its technical capacity of to meet the proposed objectives.
BNP Paribas is not aware of any act of the Company or any of its officers aiming at directing, interfering, restraining, hindering or performing any acts that have or may have compromised the access, the utilization or knowledge of information, properties, documents or relevant work methodologies for quality of the conclusions hereof, or any act by the Company or of its officers aiming at directing or restricting the ability of BNP Paribas to determine the conclusions presented in this Economic Valuation Report or the methodology used by it to reach such conclusions.

Disclaimer (cont'd)

23 November 2011 23 November 2011
The contract between the Company and BNP Paribas for issuing this Economic Valuation Report contains provisions regarding reimbursement of expenses incurred by BNP Paribas and the Company’s obligation to indemnify BNP Paribas in connection with certain events. BNP Paribas will receive a fixed remuneration for the preparation of this Economic Valuation Report, which is independent of the approval of the Corporate Restructuring and of the conclusions hereof.
This Economic Valuation Report should be read and construed in accordance with the limitations and qualifications mentioned above. The reader must take into account the limitations and characteristics of the information sources used.
BNP Paribas originally prepared the Economic Valuation Report in Portuguese only. This English translation was produced solely for the convenience of the reader at the request of the Company. BNP Paribas expressly disclaims any liability in connection with this English translation. Should any conflict arise between the Portuguese and English versions of this Economic Valuation Report, the Portuguese version will prevail.

Disclaimer (cont'd)

23 November 2011 23 November 2011 7
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011
As part of the restructuring process of Grupo Oi, announced in the Material Fact of 24 May 2011, Banco BNP
Paribas Brasil S.A. ("BNP Paribas") was hired by Telemar Norte Leste S.A. (“TMAR" or the "Company") to issue a valuation report of the Company (the “Report”)
The purpose of the Report is to determine the reimbursement amount to be paid to the Company’s dissenting shareholders of the general meeting that will deliberate on its partial carve-out and incorporation of the carved out entity by Coari Participações S.A. (“Coari”) and subsequent incorporation by Coari of shares issued by the
Company, pursuant to Article 12 of the Company’s Bylaws and Article 45 of Law No. 6.404/76 ("Lei das
Sociedades por Ações")
BNP Paribas used information provided by the Company to prepare the Report. Among the key information used are the business plans of TMAR and its subsidiary, Brasil Telecom ("BRT"), for the 2011-2020 period
Consistent with market practice, BNP Paribas based its analysis on a discounted cash flow methodology primarily, based on the Company’s business plans and applicable discount rate. As additional reference, the result of the discounted cash flow was compared with historical market prices, the consolidated book value of
TMAR, and the trading multiples of comparable listed companies
Based on the information received and analyzed, and using the discounted cash flow methodology, the resulting value per share of TMAR is R$ 74.39
Executive Summary

23 November 2011 23 November 2011
Executive Summary
(cont'd)
9
Based on the projections provided by the Company for the 2010-2020 period, inclusive of all the key operational parameters of TMAR and BRT (revenues, costs, SG&A, capex)
Cost of capital (WACC) estimated by BNP Paribas according to current market conditions of
12.4%, reflecting the assets’ market and country risk:
Beta estimate based on a sample of comparable Latin American players
Country risk premium reflecting the current credit risk of Brazilian sovereign debt
The retained value adopted for the withdrawal rights of Telemar Norte Leste’s minority shareholders is the midpoint of the DCF valuation
Discounted Cash
Flow (DCF)
Retained
methodology
Intrinsic value
given business
plan and
economic
conditions
Considers the book value of TMAR’s Shareholders’ Equity divided by the number of outstanding shares
Book value
Not retained
Loss of relevant
information
Share price performance of TMAR’s shares (TMAR5 and TMAR3) for the 12 months prior to the release of the Material Fact
The historical price is significantly impacted by news and market rumors, as well as the economic context
Not retained
Impacted by the
shares’ liquidity,
short term factors
and market timing
Market value
Application of EV multiples to comparable listed companies operating in the same sector
Comparable sample includes Latin American telecom players focused on mobile or fixed telephony, or both
Main multiples used are EV / EBITDA and EV / (EBITDA – Capex)
Comparable
trading multiples
Not retained
Limited
comparability with
other
telecommunication
companies
Valuation methodologies considered
Methodology Description / Assumption Merits
Retained
valuation
methodology
Other references
supporting the
intrinsic valuation

23 November 2011 23 November 2011 10
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011 11
Information about the independent appraiser
Valuation reports in
Brazil
BNP Paribas qualifications
Oct
2011
Valuation report in the context of the merger of its
non-core assets with Cementos Argos (Colombia)
RECENT VALUATION REPORTS
Aug
2011
Valuation report in the context of the sale of a 30%
stake in GDF’s E&P division to China Investment
Corporation (France)
Jul
2011
Valuation report in the context of a Joint-Venture
between Vale Fertilizantes and Vale S.A.  (Brazil)
May
2011
Valuation report in the context of its shareholder
restructuring (Brazil)
Apr
2011
Valuation report on its 10% capital increase of
€2bn (Spain)
Apr
2011
Valuation report in the context of the tender offer
initiated by IPIC (Spain)
Apr
2011
Valuation report for Eurazeo in the context of the
sale of its majority interest in Macif for Aofi
(France)
Apr
2011
Valuation report for Vodafone in the context of the
sale of its 44% stake in SFR (France)
Feb
2011
Valuation report in the context of Sanofi Aventis’
tender offer on Genzyme (USA)
Jan
2011
Valuation report in the of the acquisition of Talecris
by Grifols (Spain / USA)
Nov
2010
Valuation report in the context of the acquisition of
51% Sibneftgaz by Novatek (Russia)
Oct
2010
Valuation report in the context of its disposal to the
Gabonese Republic of a 3,54% stake in Comilog
(Gabon)
Aug
2010
Valuation report for GDF in the combination
between GDF and GDF Internacional (UK)
Nov
2009
Valuation report in the context of the asset swap
between Renault Nissan and Daimler (France)
Valuation report in the context of the acquisition
of GVT by Vivendi (Brazil)
Apr
2010
Jun
2009
Valuation report in the context of the acquisition of
Addax&Oryx by Sinopec (Switzerland)
Mar
2009
Mar
2009
Valuation report in the context of the merger
between Alleanza Assicurazioni and Generali
Group (Italy)
Valuation report in the context of Gas Natural’s
tender offer on Union Fenosa (Spain)
Date Company Description
Date Company Description

23 November 2011 23 November 2011 12
Information about the independent appraiser (cont’d)
Deals in Brazil
BNP Paribas qualifications
Apr
2011
Sale of Vodafone’s 44% stake in SFR to Vivendi
(France)
TELECOM SECTOR CREDENTIALS
Jun
2011
Sale of the stake of Apax Partners in Outremer
Telecom to Axa Private Equity (France)
Mar
2011
Offer for KabelBW by CVC Capital Partners
(Germany)
Sep
2010
May
2010
Acquisition of Sunrise by CVC Capital Partners for
CHF 3,3bi (Switzerland)
Sale of Invitel International (Austria)
Jan
2010
Rights Issue of US$ 800m for Orascom Telecom
(Egypt / UK)
Mar
2010
Sale of Zain’s African operations to Bharti (Kuwait
/ Africa)
Nov
2009
Convertibles issue for Cable & Wireless (UK)
Rights Issue of €90m for Jazztel (Spain)
Apr
2009
Oct
2007
IPO of Hrvatski Telekom by Deutsche Telekom
(Germany)
Feb
2007
Capital increase in France Telecom (France)
Acquisition of GVT by Vivendi (Brazil)
Sep
2009
May
2008
Camtel privatization by the Republic of Cameroon
(Cameroon)
Acquisition of China Telecom by Beijing Telecom
(China)
Mar
2008
Sep
2005
Acquisition of Gabon Telecom by Maroc Telecom
(Gabon / Morocco)
Date Company Description
Date Company Description
Sale of  Invitel by TDC (Denmark)
Sep
2009

23 November 2011 23 November 2011 13
Valuation team
Daniel Hagge
Managing Director
Head of Corporate
Finance Latin
America
Selected deals
Valuation report to Forjas Taurus (2011)
Valuation report to Vale Fertilizantes in the context of the valuation of Terminal Marítimo Ultrafertil (2011)
Acquisition of GVT by Vivendi and preparation of a Valuation Report for the public offering (US$4bn, Brazil, Telecom)
Acquisition of Wanadoo by its parent France Telecom (€3.9bn, France, Telecom)
Valuation report elaborated for Vivendi Universal in the sale of its American entertainment business to NBC, in exchange for a minority stake in NBC Universal (US$14.0bn, USA, Media)
Valuation report prepared for Telefónica de España for the sale of 25% of its subsidiary Antena 3 to Grupo Planeta (€360m,
Spain, Media)
IPO of FT Mobile, Orange (€5.6bn, France, Telecom)
Valuation Report on the financial terms of the merger of BanColombia, Corfinsura and Conavi, to form the largest bank in
Colombia (US$3.1bn, Colombia, Financial Institutions)
Luis Lora
Director
Selected deals
IPO of Warner Music Group
Merger of BMG and Sony Music Entertainment
Corporate restructuring of CTI Telecom (Argentina)
Acquisition of Jive / Zomba Records by Bertelsmann
Damien Anzel
Vice-President
Damien joined BNP Paribas Corporate Finance in 2005 and the Business Valuation Team since June 2009
Since March 2010 Damien is the Head of the Business Valuation Team
Master from Nationale des Ponts et Chaussées and Dauphine University
Selected deals
Fairness Opinon for Inversiones Argos in the context of the absorption of Cementos Argos’ non-core assets (2011)
Fairness Opinion for Cepsa in the context of the public tender initiated by Ipic (2011)
Sale of Vodafone stake in SFR to Vivendi (2011)
Public offer to acquire shares of Genzyme by Sanofi-Aventis (2010)
Squeeze-out of APRR minority shareholders (2010)
Shares swap between Renault Nissan and Daimler (2010)
Information about the independent appraiser (cont’d)
Head of Corporate Finance Latin America since September 2008
Began his career at BNP Paribas in 1998, being promoted to Head of Business Valuation Team in 2000 and Head of Execution
Group in 2004. During this period, was responsible for the execution of transactions, leading a team of more than 60 professionals. Daniel has a vast experience of more than 40 transactions in Latin America
Daniel obtained a Juris Doctor from the Universidad de Buenos Aires and an MBA from the Stern Business School (NYU)
Luis joined Banco BNP Paribas Brasil in December 2010
He began his career in investment banking at James D. Wolfensohn, Inc. New York, and worked in Corporate Strategy and New
Business Development at Bertelsmann AG. Previously, he worked at UBS covering Media & Telecom and Technology companies.
More recently, Luis worked 4 years at Palladium Equity Partners, an American private equity fund, leading Latin American investments
Luis graduated in Economics from Harvard University and has an MBA from the Sloan School of Management (MIT)

23 November 2011 23 November 2011 14
Valuation team
Fabrício Negrão
Analyst
Fabrício joined the Corporate Finance team of BNP Paribas in August 2011
Previously, Fabrício worked at Landmark Capital, a regional M&A boutique based in São Paulo and Santiago de Chile. Also worked in the M&A team of Santander Investment in Madrid, covering the Iberian Peninsula, and in the Corporate Finance
Division of Deloitte Consulting in São Paulo
Graduated in Business Administration from the Universidade Estadual de Londrina and earned a Master in Finance from the
Universidad Alcalá de Henares in Spain
Selected deals
Acquisition of Laboratorios Gautier in Uruguay by Laboratório Eurofarma
Sale of the agricultural assets owned by Clean Energy plc to Tonon Bioenergía
Sale of Repsol’s 30% stake in Refap, a refinery located in southern Brazil, to Petrobras
Jan Bischoping
Associate
Jan joined the Corporate Finance Team of BNP Paribas in April 2008 and the Business Valuation Team in October 2010
Jan graduated from Bond University (Austria) and has an MBA from University of Mainz (Germany)
Selected deals
Fairness Opinon for Inversiones Argos in the context of the absorption of Cementos Argos’ non-core assets (2011)
Fairness Opinion for GDF Suez in the context of the sale of 30% of its shareholding in its E&P division to China Investment
Corporation (2011)
Valuation Report to Forjas Taurus (2011)
Fairness Opinion for Grifols in the context of its public tender offer for the acquisition of Talecris (2011)
Public tender offer for Solvay by Rhodia (2011)
Oliver Steiner
Vice-President
Oliver joined BNP Paribas Corporate Finance in 2007 in the Execution Group in Paris, and Banco BNP Paribas Brasil in 2010
Oliver graduated in Industrial Engineering from the Instituto Tecnológico de Buenos Aires and has an MBA from HEC Paris
Selected deals
Creation of a joint venture between Dow and Mitsui for the production of biopolymers (Brazil)
Sale of Global Seguros by CNP Assurances (Portugal)
Sale of Photonis by AXA Private Equity (France)
Sale of Colombiana Kimberly Colpapel by Colinversiones (Colombia)
Fairness Opinion for Colinversiones in its share exchange with Meriléctrica (Colombia)
Information about the independent appraiser (cont’d)

23 November 2011 23 November 2011
Valuation report procedures at BNP Paribas

Receipt of Representation Letter
Issuance of Valuation Report
Finalization
Valuation Mandate Committee
Discuss the transaction’s history and key issues, as applicable
Identify potential conflicts of interest
Define key organizational items (including allocation of resources)
Due Diligence and Analysis
Analyze information received and interviews with the company’s management
Financial modelling and valuation
Resolve technical questions
Valuation Committee
Review of valuation results and resolution of any pending matters
Review of Representation Letter and preliminary Valuation Report
Decision regarding the issuance of the Valuation Report (signatories are identified)

23 November 2011 23 November 2011 16
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 17
MAIN TELECOMMUNICATIONS COMPANIES
(2)
Market share (%)
Gross revenues 2Q11
Total: R$ 46.5bn (4)
Brazilian telecommunications sector overview
FIXED LINE CONCESSIONS
Approval of the Telecommunications Act, resulting in
the privatization of Sistema Telebrás
Creation of Anatel (1)
Increase of competitive environment due to new
market entrants
Expansion phase of fixed and mobile services
Launch of broadband offering
Growth fuelled by broadband and mobile
Expansion of Pay TV services
Number of mobile phone users exceeds 200m
Continued growth in Pay TV and broadband
Jul/1997
Jul/1997
2003
2003
2003
2008
2008
2011
2011
(1) ANATEL (Agência Nacional de Telecomunicações): National Telecommunications Agency
KEY EVENTS
Region I Region II Region III
Note: Consider concessionaires only (excluding authorized companies). Embratel and
Oi are also concessionaires in Brasília
Source: Teleco
Fixed
Mobile
Fixed Broadband
Long distance, and
limited share of local
telephony
Telesp Oi
Claro / Embratel /
Net
Tim GVT
Market share: 26.2%
# of subscribers: 11.1m
Market share: 29.7%
Arpu: R$25.1
# of subscribers: 64.0m
Market share: 19.4%
Arpu: R$21.6
# of subscribers: 41.5m
Market share: 25.4%
Arpu: R$17
# of subscribers: 55.5m
Market share: 25.1%
Arpu: R$21.6
# of subscribers: 55.5m
Market share: 45.7%
# of subscribers: 19.4m
Market share: 18.2%
# of subscribers: 7.7m
Market share: 5.9%
# of subscribers: 2.5m
Market share: 23%
# of subscribers: 3.5m
Market share: 31%
# of subscribers: 4.6m
Market share: 25%
# of subscribers: 3.9m
Market share: 9%
# of subscribers: 1.3m
(2) As of June 2011
Source: Teleco, Anatel, Companies
Coverage
National coverage:
mobile / fixed
National coverage:
mobile / fixed
National coverage:
mobile / fixed
National coverage:
fixed
Focus on region 2 (3)
(3) 22 cities in regions 1 and 3
(4) Total market including fixed, broadband, mobile, internet service and cable TV
Wholesale and limited
retail data services
Oi
Embratel
CTBC
Sercomtel
23 November 2011

23 November 2011 23 November 2011 18
FIXED LINE
SUBSCRIBERS
AND
PENETRATION
MARKET
SHARE
FIXED BROADBAND
Brazil telecommunications sector overview (cont'd)
Focus on fixed line and fixed broadband
27.0%
27.0%
27.1%
26.9%
26.6%
26.2%
15.0%
15.6%
15.8%
16.7%
16.7%
18.2%
7.0% 7.5% 8.0%
8.7% 9.2%
10.0%
45.7%
51.0%
49.9%
49.2%
47.7% 47.6%
Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Oi Telesp Embratel Others
40.7%
38.2%
37.0%
31.6%
30.5%
18.4%
22.1%
25.3%
25.5%
25.4%
26.8%
25.5%
23.2%
24.0%
22.8%
3.2%
4.5% 5.9%
7.9%
8.8%
2007 2008 2009 2010 Jun-11
Oi Net Telefonica GVT
11.9
12.4
13.1
13.8
15.2
14.5
28.7%
29.8%
31.3%
35.7%
32.9%
34.5%
Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Number of users (m) Penetration (% of fixed lines)
41.4
41.7 41.8 42.0
42.6
42.0
21.5%
21.6% 21.6%
21.9%
21.6% 21.7%
Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Number of users (m) Penetration (% of population)
Sources: Anatel, Teleco

23 November 2011 23 November 2011
MARKET SHARE EVOLUTION
ARPU
(1)
EVOLUTION (R$)
SUBSCRIBERS AND PENETRATION
19
(1) Blended (pre and post-paid)
Source: Brokers’ reports
Sources: Teleco, IBGE
3G subscribers
Revenues from data services
(3G and 2G)
Note: In number of users
Sources: Anatel, Teleco
Brazil telecommunications sector overview (cont'd)
Focus on Mobile
Note: As of 30/09/11
Source: Brokers’ reports
30.9% 29.8% 29.8%
29.7% 29.5%
25.9%
24.2% 25.1%
26.0%
25.0%
25.7%
25.5%
25.4%
25.3%
17.9%
19.9%
20.8%
19.4% 18.8%
0.3% 0.4% 0.3% 0.4% 0.4%
23.6%
2007 2008 2009 2010 Sep-11
Vivo Tim Claro Oi Others
121.0
150.6
174.0
202.9
227.4
64.5%
79.4%
90.8%
116.5%
105.0%
2007 2008 2009 2010 Sep-11
Number of users (m) Penetration (% of population)
Vivo
44%
Claro
24%
Oi
13%
Tim
19%
Vivo
34%
Claro
37%
Oi
5%
Tim
24%
25.10
21.60 21.60
17.00
27.00
26.60
21.00
22.00
Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Vivo Tim Oi Claro
DATA SERVICES MARKET SHARES

23 November 2011 23 November 2011
TELEMAR NORTE LESTE FINANCIAL HIGHLIGHTS

(2) Before eliminations
(3) As of 09/30/2011, excluding treasury shares Sources: Company, Bloomberg
Oi Group Overview
COMPANY OVERVIEW
The Oi Group is one of the leading telecommunications
companies in Brazil, offering fixed and mobile phone
services, broadband, as well as entertainment services such
as pay TV
Main services include national coverage of voice, data, long distance, internet and mobile services
The Oi Group is the largest telecommunications company in
Brazil in terms of revenues, and the largest fixed phone
services company in South America based on total lines in
service
Over 67 million RGUs (1)
First operator to offer quadruple play (fixed, mobile,
broadband and pay TV) in Brazil
In 2010, the Oi Group announced a strategic partnership
with Portugal Telecom. The partnership, which involved a
share swap between the groups, strengthens the growth and
expansion plans of the Oi Group, as well as facilitates the
capturing of synergies
Group corporate restructuring:
On 05/24/2011 a Material Fact was published,
announcing the corporate restructuring of the Oi Group
companies
Subsequent Material Facts were published on
08/01/2011, 08/17/2011 and 08/26/2011, with additional
information detailing the corporate restructuring process
(2)
(2)
R1 - TMAR: Fixed and Mobile
R2 - BRT: Fixed and Mobile
R3 - TMAR: Mobile
Presence by Region
(1) Revenue Generating Units
Source: Company
TMAR's shareholder structure
ON PNA PNB Total
Tele Norte Leste Participações 98.0% 48.4% - 70.5%
Portugal Telecom - 17.2% - 9.4%
Telemar Participações - 7.5% - 4.1%
Andrade Gutierrez - 5.9% - 3.3%
La Fonte - 5.9% - 3.3%
Free Float 2.0% 15.0% 100.0% 9.4%
Total 100.0% 100.0% 100.0% 100.0%
# of shares 154.0 189.0 1.1 344.1
2010 Net revenues 2010 EBITDA
(R$m) 2009 2010 LTM3Q11
TMAR - Consolidated financials Market value
11/18/2011
Net revenues 29,927 29,432 28,247 Market cap 17,354
% Growth nm (1.7%) (4.0%) Net debt (09/2011) 15,458
EBITDA 10,087 11,230 10,411 Others adjustments
(2,675)
Net revenues % 33.7% 38.2% 36.9% Minority interests 6,056
EBIT 3,073 5,042 4,590 Enterprise value (EV) 36,193
Net revenues % 10.3% 17.1% 16.2%
Net income 5,217 1,900 979
Net revenues % 17.4% 6.5% 3.5%
Mobile
30%
Others
3%
Fixed /
data
67%
Total: R$ 33,702m
Others
0%
Fixed / data
69%
Mobile
31%
Total:R$ 10,628m
(3)

23 November 2011 23 November 2011 21
BRT
Regions
OTHERS
Note: 2011e forecast
Source: Company
TMAR
% of revenues (ex-BRT) Regions % of revenues
FIXED
LINE
FIXED
BROADBAND
MOBILE
% Consolidated revenues
Fixed
Fixed
Fixed
Others
Broadband
Broadband
Broadband
Mobile
Mobile
Mobile
Others
Others
49%
46%
6%
31%
13%
52%
10%
20%
18%
7%
10%
38%
Oi group overview (cont’d)

23 November 2011 23 November 2011
RGU
(1)
EVOLUTION (in millions)
FIXED – NUMBER OF LINES AND ARPU BROADBAND – NUMBER OF LINES AND ARPU
MOBILE – NUMBER OF LINES AND ARPU
22
Source: Company
(2)
(2) Post-paid plan in which the subscriber limits the maximum value of its bill (1) Revenue Generating Units
Note: Pay TV represents approximately 0.3m as of Sep-11
Source: Company
Source: Company
Source: Company
Oi group overview
(cont’d)
30.3
32.6
34.4
4.3
4.6
4.8
4.8
35.7
1.5
2.1
2.3
2.4
22.5
23.5
21.6
22.5
2009 2010 Jun-11 Sep-11
Pre-paid (m) Post-paid (m) Oi Controle (m) ARPU (R$)
36.1
39.3
41.5
42.9
36.1
39.3
41.5
4.2
4.4
4.6
4.8
42.9
21.3
20.0
19.4
19.1
61.9
64.0
65.9 67.1
2009 2010 Jun-11 Sep-11
Mobile (including 3G) Fixed broadband Fixed
15.2
14.2
13.6
5.3
5.0
5.0
5.0
13.3
0.9
0.8
0.8
0.8
57.0
53.7
51.2
50.1
2009 2010 Jun-11 Sep-11
Residential (m) Commercial (m) TUP (m) ARPU (R$)
21.3
20.0 19.4
19.1
4.2
4.4
4.6 4.8
43.2
42.7
39.3 39.1
2009 2010 Jun-11 Sep-11
Number of subscribers (m) ARPU (R$)

23 November 2011 23 November 2011 23
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
- Telemar Norte Leste
25
- Brasil Telecom
30
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011 24
Accounting
standards
Telemar Norte Leste’s (TMAR) and Brasil Telecom’s (BRT) consolidated financial statements have been prepared under IFRS since 2010
2009 financial statements have been restated to comply with IFRS, 2008 financial statements are available in
Brazilian GAAP only
Acquisition of
BRT by TMAR
On January 8, 2009, TMAR acquired control of BRT with the acquisition of Invitel for R$ 5.4bn.  Invitel indirectly owned 51.5% of the voting share capital in BRT (1) – BRT has been fully consolidated by TMAR since then
TMAR had already acquired 18.9% of the preferred share capital in BRT in 2008 (10.5% of the total share capital)
During 2009, TMAR conducted a mandatory tender offer on the common shares of Brasil Telecom Participacões and BRT
As of today, TMAR owns 79.6% of the voting share capital in BRT via its subsidiary Coari Participações (49.3%
of the total share capital)
Strategic
partnership
with PT
In April 2011, TMAR conducted a R$ 6.0bn capital increase subscribed by its majority shareholders (Tele Norte
Leste, Telemar Participações) and Portugal Telecom (in line with the industrial alliance announced during 2010) –
in return, TMAR will acquire up to 10% in the share capital of Portugal Telecom (PT) (as of 30 September 2011,
TMAR had acquired a 7.4% stake in PT for R$ 1.4bn)
Change in
useful life
During 2009, TMAR and BRT approved valuation reports on the useful life of property, plant and equipment resulting in a change in the estimated useful lives of their assets, which is reflected through a reduction in depreciation (effective during Q4-2009)
CRT civil
proceedings
As a result of certain judicial decisions in 2009, BRT had to reclassify the probability of loss in certain civil proceedings involving Companhia Riograndense de Telecomunicações (CRT) from possible to probable. As a result, BRT recorded a provision of R$ 2.3bn in 2009
CRT was acquired by BRT in July 2000
Key accounting principles and major events
(1) Invitel owned all outstanding shares of Solpart, Solpart owned 19.0% of the outstanding share capital (including 52.0% of the voting share capital) of Brasil Telecom
Participações, which, in turn, owned 67.2% of the outstanding share capital (including 99.1% of the voting share capital) of BRT

23 November 2011 23 November 2011 25
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
- Telemar Norte Leste
25
- Brasil Telecom
30
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011
Revenues and EBITDA evolution by segment

COMMENTS
Fixed / data segment under threat given customers’ shift to mobile and decreasing market share and ARPU
Strong revenue growth in mobile segment driven by an increase of subscribers at stable ARPUs (introduction of new 3G services offset the price pressure on 2G services)
Increase of subscriber base given roll-out in São Paulo (region
III, launched in 2008)
Stable EBITDA margin in fixed / data given cost decreases
(maintenance service costs, improved billing and collection
practices, personnel reduction)
Increasing margins in mobile given the launch of 3G services, the focus on post-paid customers (increase from 15.3% in Jun-09 to
17.0% as of Dec-10) and the gaining of scale in region III
High capex in mobile in 2009 due to network integration with BRT, the roll-out of 3G services and the roll-out in region III
SEGMENT OVERVIEW SEGMENT SPLIT
Telemar Norte Leste
Source: Company
Fixed / data
67%
Mobile
30%
Other
3%
Mobile
31%
Fixed / data
69%
Other
0%
Revenues EBITDA
Fixed / data Mobile
FYE 31/12 – R$m 2009 2010 2009 2010
Key performance indicators
Subscribers (in m) 21.3 20.0 36.1 39.3
% growth (2.2%) (6.0%) 31.9% 8.9%
Market share 51.5% 47.7% 20.8% 19.4%
ARPU (in R$ per month) 57.0 53.7 22.5 23.5
% growth (10.7%) (5.8%) (2.3%) 4.4%
Key profit & loss items
Revenues 23,923 22,655 8,797 10,001
% growth n/a (5.3%) n/a 13.7%
EBITDA 7,256 7,285 2,156 3,347
% sales 30.3% 32.2% 24.5% 33.5%
EBIT 2,144 2,890 363 1,961
% sales 9.0% 12.8% 4.1% 19.6%
Key cash flow items
Capex 2,621 2,025 2,373 914
% sales 11.0% 8.9% 27.0% 9.1%

23 November 2011 23 November 2011
Profit and loss analysis

PROFIT AND LOSS STATEMENT
BREAKDOWN OF OPERATING EXPENSES
(EXCLUDING D&A)
Total 2010: R$ 18,033m
MAIN CONSIDERATIONS
1
2
3
4
5
Telemar Norte Leste
(1) Result of the difference between the fair value of net assets and the market value of non-controlling interest
FYE 31/12 – R$m 2008 2009 2010 LTM
Net sales 18,665 29,927 29,432 28,247
Cost of goods sold (9,663) (18,386) (16,598) (16,067)
Gross profit 9,003 11,541 12,834 12,180
SG&A expenses (5,113) (8,315) (7,623) (8,058)
Other operating income / (expenses) (290) (152) (169) 468
EBIT 3,599 3,073 5,042 4,590
Depreciation and amortisation 2,782 7,014 6,188 5,821
EBITDA 6,381 10,087 11,230 10,411
Financial income 1,301 1,608 1,889 1,204
Financial expense (2,622) (4,052) (4,248) (3,976)
Financial result (1,321) (2,445) (2,360) (2,771)
Exceptionals (340) 4,780 (917) (1,223)
EBT 1,938 5,408 1,766 596
Income tax (413) (316) 113 346
Non controlling interest (4) 124 22 38
Net income 1,521 5,217 1,900 979
Sales growth 60.3% (1.7%) (4.0%)
Gross margin 48.2% 38.6% 43.6% 43.1%
EBITDA margin 34.2% 33.7% 38.2% 36.9%
EBIT margin 19.3% 10.3% 17.1% 16.3%
Net income margin 8.1% 17.4% 6.5% 3.5%
Effective tax rate 21.3% 5.8% (6.4%) (58.0%)
1
2
4
5
3
Decline in sales driven by the landline segment
Increasing operating margins driven by cost management in
the fixed / data segment, the introduction of 3G services and the roll-out in São Paulo of the mobile segment
Partly offset during LTM given increased competition
Decreasing D&A expense following revision of useful lives
Extraordinary items mainly correspond to provisions for losses in lawsuits
Extraordinary gain of R$ 5.6bn in 2009 on the acquisition
of control of BRT (1)
Effective tax rate lower than normative tax rate of 34% given the use of deferred tax assets
Interconnection
28%
3rd party services
38%
Advertising
3%
Other
13%
Personnel
9%
Leases & Insurance
8%
Source: Company – Note: Last Twelve Months as of 09/30/2011

23 November 2011 23 November 2011
Cash flow analysis

CASH FLOW STATEMENT EVOLUTION OF CAPEX
Source: Company – Note: Last Twelve Months as of 09/30/11
MAIN CONSIDERATIONS
Negative change in other assets/liabilities mainly related to prepaid expenses and provisions
Stable operating cash flow in 2009 and 2010 but
decreasing during LTM given lower margins
Capex mainly relating to data network expansion required
by ANATEL as well as for expansion of
3G services
Acquisition of control in BRT (less net cash) for
R$ 2.6bn
Acquisition of a 7.4% stake in PT for R$ 1.4bn
No dividends declared on 2009 results, no dividend
payments during 2010
(R$m)
5,680
3,553
5,009
4,852
19.0%
26.8%
17.2%
12.1%
2,000
3,000
4,000
5,000
6,000
2008 2009 2010 LTM
0%
5%
10%
15%
20%
25%
30%
Capex Capex (in % of revenues)
Telemar Norte Leste
FYE 31/12 – R$m
2008 2009 2010 LTM
EBT 1,938 5,408 1,766 596
Depreciation and amortisation 2,782 7,014 6,188 5,821
Other items not affecting cash 3,573 718 6,327 6,574
Change in trade working capital (578) (218) (19) 157
Change in other assets/liabilities (1,855) (1,009) (1,117) (1,521)
Finance charges and tax paid (1,054) (2,828) (4,377) (3,333)
Cash from operating activities 4,806 9,085 8,767 8,293
Capital expenditures, net (5,009) (5,680) (3,553) (4,852)
Sale / (purchase) of investments (1,375) (2,612) (91) (1,420)
Other investing cash flows (313) (1,571) (574) (1,834)
Cash used in investing activities (6,696) (9,863) (4,218) (8,105)
Dividends paid (4,710) (1,644) (2) (695)
Capital increase - - - 5,969
Increase in borrowings 13,082 9,382 8,833 5,024
Repayment of borrowings (1,325) (6,618) (10,203) (10,043)
Other (17) (3,143) (359) (242)
Net cash from financing activities 7,030 (2,023) (1,731) 14
Net change in cash & equivalents 5,139 (2,802) 2,818 202
Change in net debt 6,618 5,566 (4,188) (5,220)
Capex (in % of sales) 26.8% 19.0% 12.1% 17.2%
Operating CF (in % EBITDA) 75.3% 90.1% 78.1% 79.7%
1
3
5
6
4
2
1
2
3
6
4
5

23 November 2011 23 November 2011
Balance sheet analysis

BALANCE SHEET
MAIN CONSIDERATIONS
EVOLUTION OF PROFITABILITY
Note: ROCE defined as EBIT after effective tax rate (21.3% for 2008, 5.8% for
2009, (6.4%) for 2010) divided by end of period capital employed
(R$m)
20,858
49,076
45,426
11.8%
5.9%
13.6%
0
20,000
40,000
60,000
2008 2009 2010
0%
5%
10%
15%
Capital employed ROCE
Limited comparability of
2008 balance sheet with
2009 and 2010 figures
given consolidation of
BRT
Telemar Norte Leste
Source: Company (1) Related to the corporate restructuring
FYE 31/12 – R$m 2008 2009 2010 Sep-11
Intangible assets 2,680 17,707 16,599 15,671
Tangible assets 12,676 25,237 23,340 22,896
Other assets 342 319 314 440
Fixed assets 15,698 43,263 40,254 39,007
Trade working capital 2,152 2,075 1,955 2,226
Non trade working capital (562) (2,005) (3,059) (2,365)
Working capital 1,590 70 (1,104) (139)
Deferred tax assets 3,571 5,743 6,276 6,178
Capital employed 20,858 49,076 45,426 45,046
Financial assets and similar (net) 3,557 1,381 1,227 2,782
Judicial deposit 2,199 7,238 8,251 9,794
Total assets 26,614 57,696 54,904 57,621
Equity 9,411 13,256 14,690 21,056
Non controlling interest 27 6,439 6,141 5,232
Pension provisions - 543 561 508
Other debt-like items 4,708 9,971 10,644 10,659
Deferred tax liabilities 463 4,193 4,064 3,435
LT financial debt 17,269 21,240 21,874 22,982
ST financial debt 3,341 7,858 5,552 3,009
Cash (8,606) (5,804) (8,622) (9,260)
Net debt 12,004 23,294 18,804 16,731
Invested capital 26,614 57,696 54,904 57,621
Net debt / EBITDA 1.9x 2.3x 1.7x 1.6x
Mainly relating to regulatory permits (R$ 14.2bn), no
significant goodwill has been capitalised (R$ 74m)
Volatile non trade working capital driven by tax receivables and payables as well as advances to the regulator
Significant deferred tax assets
Increase in 2009 related to the revision of useful lives
Include R$ 1.1bn of tax loss carry forwards as of 2010
Other debt-like items consists of provisions for labour, tax and civil claims (R$ 7.0bn), future licences payments
(R$ 1.8bn), REFIS tax instalment plan (R$ 1.0bn),
dividends payable (R$ 0.1bn) and redeemable bonus
shares (R$ 0.8bn)
(1)
Decreasing leverage after the acquisition of BRT

23 November 2011 23 November 2011 30
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
- Telemar Norte Leste
25
- Brasil Telecom
30
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011
Revenues and EBITDA evolution by segment

Source: Company
(1) Excluding 1.9m broadband subscribers in 2009 and 2010
COMMENTS
Decreasing revenues in the fixed / data segment given shift
of customers from fixed to mobile, only partly offset by
growing broadband activities
Stable revenues in the mobile segment: strong subscriber
growth offset by decreasing ARPU
Improving operating margins in the fixed / data segment
given lower network maintenance costs (consolidation of
suppliers), improved billing and collection practices, lower depreciation rates as well as synergies from integration with
TMAR
Increasing margins in the mobile segment given the
introduction of 3G services, and the decision to focus on
post-paid customers (12.5% of subscribers)
Significant capex in the mobile segment in 2009 and below
average in 2010
KEY SEGMENT OVERVIEW SEGMENT SPLIT
(1)
*
*
Brasil Telecom
FYE 31/12 – R$m 2009 2010 2009 2010
Key performance indicators
Subscribers (in m) 7.7 7.2 6.4 7.5
% growth (1.8%) (6.0%) 29.3% 17.0%
Market share 78.0% 77.9% 16.0% 15.8%
ARPU (in R$ per month) 74.9 73.8 23.3 21.4
% growth (22.0%) (1.5%) (20.0%) (8.1%)
Key profit & loss items
Revenue 9,431 8,893 1,894 1,937
% growth n/a (5.7%) n/a 2.3%
EBITDA 2,817 3,256 202 231
% sales 29.9% 36.6% 10.7% 11.9%
EBIT 1,547 2,481 (318) (34)
% sales 16.4% 27.9% (16.8%) (1.7%)
Key cash flow items
Capex 582 752 440 151
% sales 6.2% 8.5% 23.2% 7.8%
Fixed / data
78%
Mobile
17%
Other
5%
Revenues EBITDA
Fixed / data
93%
Mobile
7%
Other
1%
( * ) EBIT corresponds to reported operating income adjusted for additional provisioning related to CRT acquisition of R$ 2,325m in 2009 (no further adjustments possible given lack of information available)

23 November 2011 23 November 2011
Profit and loss analysis

PROFIT AND LOSS STATEMENT
Source: Company – Note: Last Twelve Months as of 09/30/11
BREAKDOWN OF OPERATING EXPENSES
(EXCLUDING D&A)
Total 2010: R$ 6,239m
Interconnection
32%
3rd party services
34%
Advertising
2%
Other
13%
Personnel
12%
Leases & Insurance
6%
MAIN CONSIDERATIONS
(1) Consequence of income on
disposal of PP&E, provisions
(reversals) and write-off of
PP&E
Brasil Telecom
FYE 31/12 – R$m 2008 2009 2010 LTM
Net sales 11,581 10,920 10,263 9,513
Cost of goods sold (6,180) (5,764) (4,732) (4,562)
Gross profit 5,401 5,156 5,531 4,952
SG&A expenses (2,678) (2,853) (2,564) (2,566)
Other operating income (819) (55) (73) 145
EBIT 1,904 2,248 2,894 2,531
Depreciation and amortisation 2,066 1,808 1,057 1,041
EBITDA 3,970 4,056 3,951 3,572
Financial income 697 630 979 726
Financial expense (1,109) (912) (1,060) (754)
Financial result (412) (281) (80) (28)
One-off net capital gains on assets 19 93 54 26
Pre-tax exceptionals 68 (3,418) (488) (681)
Exceptionals 87 (3,325) (434) (655)
EBT 1,579 (1,358) 2,379 1,848
Net income tax (551) 339 (408) (278)
Minority Interests 2 (2) 0 0
Net income 1,030 (1,021) 1,971 1,570
Sales growth 4.7% (5.7%) (6.0%) (7.3%)
Gross margin 46.6% 47.2% 53.9% 52.0%
EBITDA margin 34.3% 37.1% 38.5% 37.5%
EBIT margin 16.4% 20.6% 28.2% 26.6%
Net income margin 8.9% (9.4%) 19.2% 16.5%
Effective tax rate 34.9% 24.9% 17.2% 15.0%
1
2
4
5
(1)
3
1
Decline in sales driven by the landline segment and
stable mobile segment
2
After improvements (2008-10), margins have declined
in the last twelve month driven by high competition,
resulting in increased expenses to retain / attract
customers
Marketing efforts (advertising, re-branding)
Increase in discount plans (+25% for fixed and
mobile)
Decreasing D&A expenses following revision of useful
lives
3
Exceptionals mainly related to the increase in
provisions for legal contingencies, majority related to
CRT acquisition
4
Effective tax rate lower than normative tax rate of 34%
given the use of deferred tax assets
5

23 November 2011 23 November 2011
Cash flow analysis

CASH FLOW STATEMENT
MAIN CONSIDERATIONS
Increasing working capital needs driven by trade
receivables, change in other assets / liabilities, mainly
related to prepaid expenses and provisions
Stable operating cash flow in 2009 and 2010 but
decreasing over LTM given lower margins and higher
working capital needs
Capex mainly relating to data network expansion
required by ANATEL as well as for expansion of 3G
services
Brasil Telecom is required to meet service
obligations that require further capex
No dividends declared on 2009 results, no dividend
payments during 2010
CAPEX EVOLUTION
1
2
3
4
(R$m)
1,438
1,397
755
983
12.4%
12.8%
7.4%
10.3%
500
1,000
1,500
2,000
2008 2009 2010 LTM
0%
5%
10%
15%
Capex Capex (in % of revenues)
Source : Company – Note: Last Twelve Months as of 09/30/11
(1) Mainly relating to changes in judicial deposits
Brasil Telecom
FYE 31/12 – R$m 2008 2009 2010 LTM
EBT 1,579 (1,358) 2,379 1,848
Depreciation and amortisation 2,066 1,808 1,057 1,041
Provisions and similar 1,102 4,301 771 957
Other items not affecting cash 665 697 807 820
Change in trade working capital (780) (385) (471) (950)
Change in other assets/liabilities (409) (544) (485) (766)
Finance charges and tax paid (1,169) (945) (643) (830)
Cash from operating activities 3,055 3,573 3,416 2,120
Capital expenditures, net (1,438) (1,397) (755) (983)
Sale / (purchase) of investments 1,308 8 2 12
Other investing cash flows (1,723) (1,617) (808) (1,166)
Cash used in investing activities (1,854) (3,005) (1,560) (2,137)
Dividends paid (685) (268) (1) (462)
Increase in borrowings 739 754 1,040 2,636
Repayment of borrowings (336) (867) (1,279) (1,474)
Other (25) 51 (116) (78)
Net cash from financing activities (307) (329) (356) 622
Net change in cash & equivalents 894 239 1,499 605
Change in net debt (492) (352) (1,738) 558
Capex (in % of sales) 12.4% 12.8% 7.4% 10.3%
Operating CF (% EBITDA) 77.0% 88.1% 86.5% 59.4%
1
3
2
4
(1)

23 November 2011 23 November 2011
Balance sheet analysis

MAIN CONSIDERATIONS
Decrease in tangible assets as a result of focussing on the
declining landline segment
Significant deferred tax assets
Increase in 2009 related to the revision of useful lives
Include R$ 0.6bn of tax-loss carry forwards as of 2010
In 2009, BRT subscribed debentures issued by TMAR and
maturing in 2013
Other debt-like items consist of provisions for labour, tax and civil claims (R$ 4.5bn), future licences payments (R$ 0.6bn),
REFIS tax instalment plan (R$ 0.4bn) and dividends payable
(R$ 0.1bn) and redeemable bonus shares (R$ 1.5bn) (1)
Low leverage, with net debt / EBITDA below 1.0x (95% of
debt denominated in R$ with an average interest rate of
11.2% p.a.)
EVOLUTION OF PROFITABILITY
Note: ROCE defined as EBIT after effective tax rate (34.9% for 2008, 24.9% for
2009, 17.2% for 2010) divided by end of period capital employed
1
2
3
BALANCE SHEET
4
5
Brasil Telecom
(1) Related to the proposed corporate restructuring
(R$m)
11,867
10,908
8,401
9.8%
12.4%
8.9%
0
5,000
10,000
15,000
2008 2009 2010
0%
5%
10%
15%
Capital employed ROCE
Source: Company data – Note: LTM as of 09/30/2011
FYE 31/12 – R$m  2008 2009 2010 Sep-11
Intangible assets 1,632 1,572 1,318 1,138
Tangible assets 5,912 5,267 5,317 5,524
Other assets 38 43 39 69
Fixed assets 7,581 6,882 6,675 6,731
Trade working capital 375 480 448 472
Non trade working capital (1,288) (1,298) (1,826) (1,647)
Working capital (914) (818) (1,379) (1,175)
Deferred tax assets 1,733 5,803 5,611 5,279
Capital employed 8,401 11,867 10,908 10,835
Financial assets and similar (net) 566 387 837 961
Judicial deposit 3,666 4,924 5,650 6,533
Debt issued by Telemar - 1,675 1,911 2,139
Total assets 12,633 18,854 19,306 20,468
Equity 6,281 9,905 11,336 10,701
Non controlling interest (6) 1 0 -
Pension provisions 632 543 561 508
Other debt-like items 2,499 5,632 6,052 7,171
Deferred tax liabilities 41 47 208 173
LT financial debt 3,993 3,573 3,321 4,633
ST financial debt 671 870 1,044 1,055
Cash (1,479) (1,717) (3,217) (3,772)
Net debt 3,185 2,725 1,148 1,916
Invested capital 12,633 18,854 19,306 20,468
Net debt / EBITDA 0.8x 0.7x 0.3x 0.5x
1
2
4
5
3

23 November 2011 23 November 2011 35
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
- Telemar Norte Leste
39
- Brasil Telecom
45
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011
Operational assumptions

Eliminations
Correspond to intercompany revenues eliminations (TMAR or BRT)
Includes mainly revenues from TU-RL, TU-RIU, VU-M, Data Communications, EILD and Rentals and Access
99.8% of Call Center net revenues and 71.4% of Globenet net revenues are eliminated in the consolidation of BRT
Revenues
Other revenues
Includes revenues from services and other operations in line with the strategy of the Company, which represent approximately 10% of net revenues before eliminations for TMAR and 20% for BRT
Data Communications: Includes IP Services, Combined Packages, DLS (Dedicated Lines Services), CPE and Dial IP
Transmission Services: Includes EILD
(1)
services
Other Revenues:
BRT: Includes sale of devices, SIM Cards and inbound mobile roaming, Internet
(2)
, Call Center
(3)
, Globenet
(4)
and pay TV
TMAR: Includes sale of devices, SIM Cards, inbound mobile roaming, Internet, mobile payments (Paggo), pay TV and DTH
(1) Industrial Use of Dedicated Lines; (2) Includes MetroRed and IG revenues; (3) 99.8% of revenues are eliminated in the consolidation of BRT. The strategy of BRT is to manage its call center internally to control  its operations and maintain the highest standards of customer care; (4) 71.4% of revenues are eliminated in the consolidation of BRT Source: Company
Number of Subscribers
Fixed line
Decrease due to increased competition from alternative
operators and the ongoing global trend of substitution of
fixed line by mobile (mainly impacting incumbent
operators)
Includes tariffs related to the following:
Local service: subscription fees, local calls (fixed-fixed
and fixed-mobile) and license fees
National long distance
Public phone operations
Supplementary services
Network usage
Adjusted by market indices (IST and IGP-DI), and
variations in real terms (positive or negative)
ARPUs
Mobile
Increasing penetration rates in all regions for the projected period, converging to 147% in region I, 136% in region II
and 130% in region III
Increase in market share (mainly in regions II and III) in the first years due to implemented pricing policy
Efforts to increase market share until 2013 and
progressive ARPU recovery starting in 2014
Increase in share of data services
ARPU convergence between regions I and II in the long
term
Fixed broadband
Increasing penetration rates (in terms of percentage of
fixed lines in service), converging to approximately 67% in
2020
Higher growth rate for TMAR as a result of a lower
penetration in 2010
Stable tariffs in the projected period
ARPU convergence between regions I and II in the long
term

23 November 2011 23 November 2011
Operational assumptions (cont’d)

(1) Includes expenses related to BRT Call Center; (2) FUST: Telecommunication Services Universalization Fund; FUNTTEL: Fund for the Telecommunications Technological Development; (3) Others
include Sim Card, Mini Modem, and TV transmissions equipments and mobile accessories Source: Company
Main costs &
expenses
Interconnection: Includes interconnection expenses for TU-RL, TU-RIU, VU-M, and Transportation
Decrease projected as a percentage of revenues due to increased on-net traffic thanks to a larger mobile base
Third-party services: Includes Plant Maintenance, Customer Service (1) and Specialized Services
Infrastructure & Energy
Infrastructure includes mostly rights-of-way and towers rentals
Energy includes power supply for network use
The projections for Infrastructure & Energy costs, as well as Third-party Services, grow at higher rates than revenues due to rapid expansion of the mobile phone and fixed broadband subscriber base, which leads to higher plant maintenance and customer service costs
Personnel expenses:
Company
Basis of preparation for
projections
The projections were prepared in nominal terms and in local currency
Operational
costs &
expenses
Others
Cost projections based on historical trends
PDA: Provision for Doubtful Accounts
Provisions for contingencies: Provisioning of tax, labor and civil contingencies
FUST/FUNTTEL (2) : Mandatory contributions to ANATEL funds
Advertising
CGS: SMP device costs and Others (3)
Concession renewal: corresponds to ANATEL tariffs of 2.0% of Fixed and Mobile telephony net revenues
Other operational revenues and expenses: Includes Sales and General Expenses, Fistel, Billing and IT,
among others
Capex:
Working capital:
ICMS taxes related to Capex
Tax benefits: The projections include the following fiscal benefits:
TMAR: Usage of tax-loss carry forwards
BRT:
Other operational assumptions
Mainly depends on the number of subscribers and inflation rates, as projected by the
Reflects required investments to support growth in subscribers and demand for services
Reflects historical rates and average working capital days. Also includes REFIS and recoverable
Amortization of goodwill generated from BRT acquisition (license and network)
TMAR projections do not consolidate its participation in BRT nor in Portugal Telecom (7.4% on 09/30/11)

23 November 2011 23 November 2011 38
Structure of Oi’s operational projections
Mobile
ARPU
Mobile
subscribers
Fixed ARPU
Fixed
subscribers
Broadband
ARPU
Broadband
subscribers
Mobile net revenues
Fixed line net
revenues
Broadband net
revenues
Other revenues (1)
Intercompany
eliminations
Net revenues
(before eliminations)
(-)
Costs & expenses
Net revenues
(-)
=
=
Consolidated EBITDA
Note:  (1) Other revenues include Data, DTH, internet, devices, Globenet, Call center, Paggo and Others
Source: Company

23 November 2011 39
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
- Telemar Norte Leste
39
- Brasil Telecom
45
6. Valuation of Telemar Norte Leste
51
Appendix

23 November 2011 23 November 2011 40
Business plan overview
R$m 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Capex  (R$m)
Fixed Line 2,117           1,838           1,717           1,574           1,498           1,422           1,413           1,401           1,415           1,447
Mobile 1,088           1,278           1,217           1,315           1,366           1,455           1,519           1,632           1,749           1,899
Others 61                110              110              110              110              110              110              113              113              114
Total Capex 3,266           3,226           3,044           3,000           2,975           2,986           3,042           3,146           3,277           3,460
Capex / revenues (%) 16.4% 16.1% 15.1% 14.4% 13.8% 13.2% 12.9% 12.7% 12.5% 12.6%
Net working capital 2,391           2,646           2,627           2,705           2,632           2,572           2,509           2,473           2,446           2,426
Telemar Norte Leste (TMAR) - Excluding BRT
Note: Projections in nominal terms
Source: Company
R$m 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Net revenues
Fixed line - R1 10,136 9,417 8,699 8,175 7,723 7,471 7,264 7,065 6,888 6,711
Fixed broadband - R1 1,315 1,570 1,836 2,086 2,268 2,419 2,594 2,781 2,981 3,196
Mobile - R1 5,696 6,015 6,320 6,841 7,418 8,046 8,676 9,298 9,927 10,594
Mobile - R3 2,593 3,064 3,373 3,717 3,998 4,270 4,552 4,842 5,138 5,429
Other revenues 2,152 2,271 2,383 2,539 2,696 2,851 3,023 3,248 3,526 3,798
Total net revenues 21,891 22,336 22,613 23,358 24,102 25,056 26,109 27,233 28,460 29,728
growth -3.2% 2.0% 1.2% 3.3% 3.2% 4.0% 4.2% 4.3% 4.5% 4.5%
(-) Eliminations (1,974) (2,354) (2,415) (2,519) (2,520) (2,508) (2,464) (2,525) (2,146) (2,163)
Total net revenues after eliminations 19,918 19,982 20,198 20,839 21,582 22,548 23,645 24,708 26,315 27,564
Costs & expenses
Interconnection (3,911) (3,286) (2,684) (2,364) (2,278) (2,184) (2,205) (2,135) (2,211) (2,193)
Third-party services (2,387) (2,518) (2,738) (2,930) (3,110) (3,313) (3,527) (3,755) (4,000) (4,273)
Infrastructure & energy (1,574) (1,665) (1,759) (1,862) (1,969) (2,092) (2,220) (2,357) (2,800) (2,968)
Personnel expenses (1,022) (1,065) (1,114) (1,165) (1,219) (1,275) (1,333) (1,394) (1,459) (1,528)
Others (4,604) (4,677) (4,919) (5,173) (5,403) (5,647) (5,964) (6,223) (6,511) (6,846)
Costs & expenses (13,498) (13,212) (13,214) (13,494) (13,978) (14,511) (15,250) (15,864) (16,981) (17,808)
EBITDA 6,420 6,770 6,984 7,345 7,604 8,037 8,396 8,844 9,334 9,756
EBITDA margin 32.2% 33.9% 34.6% 35.2% 35.2% 35.6% 35.5% 35.8% 35.5% 35.4%
D&A (2,407) (2,406) (2,437) (2,555) (2,692) (2,870) (2,784) (3,021) (3,289) (3,491)
EBIT 4,013 4,363 4,547 4,790 4,912 5,167 5,612 5,823 6,045 6,265
EBIT margin 20.1% 21.8% 22.5% 23.0% 22.8% 22.9% 23.7% 23.6% 23.0% 22.7%

23 November 2011 23 November 2011
Business plan overview: operational projections

(1) Percentage of lines in service
Source: Company
70.78
68.76
65.62
63.58
61.67
60.88
60.02
59.03
58.28
57.30
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In R$ / month / user
11.9
11.4
11.0
10.7
10.4
10.2
10.1
10.0
9.8
9.8
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In millions
ARPU AVERAGE # OF LINES
FIXED
LINE
BROAD-
BAND
2.6
3.2
3.7
4.3
4.6
4.9
5.3
5.6
6.0
6.4
31.5%
38.3%
43.0%
46.6%
50.4%
54.1%
57.7%
61.1%
64.2% 67.1%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In millions
Average broadband subscribers % LIS
41.61
41.37 41.02
40.89 40.97
41.05 41.13 41.21 41.29 41.37
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In R$ / month / user
CAGR 2011-2020: -0.1%
(1)
Telemar Norte Leste (TMAR) - Excluding BRT

23 November 2011 23 November 2011
Business plan overview: operational projections
(cont’d)
42
(1) Blended ARPU (pre and post-paid)
Source: Company
AVERAGE # OF LINES
MOBILE
ARPU
(1)
18.62
18.02
17.66
18.19
18.87
19.67
20.50
21.40
22.35
23.34
26.37
24.91
23.99
24.97
25.98
27.02
28.11
29.25
30.43
31.67
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Mobile ARPU - R1 Mobile ARPU - R2
o
Telemar Norte Leste (TMAR) - Excluding BRT
In R$ / month / user In millions
10.2
11.7 12.4
12.8 13.2 13.5 13.8 14.1
14.3
25.5
27.8
29.8
31.3
32.8
34.1
35.3
36.2
37.0
37.8
8.2
33.7
38.1
41.5
43.7
45.6
47.3
48.8
50.0 51.1 52.1
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Average mobile lines in services - R1 Average mobile lines in service - R3

23 November 2011 23 November 2011 43
NET REVENUES BREAKDOWN (R$m)
10,136
9,417
8,699
8,175
7,723 7,471
7,264 7,065
6,888 6,711
1,315
1,836
2,086
2,268
2,419 2,594
2,781 2,981 3,196
8,289 9,079
9,693
10,558
11,416
12,316
13,229
14,140
15,066
16,023
2,152
2,271 2,383
2,539
2,696
2,851
3,023
3,248
3,526
3,798
21,891
22,336
22,613
23,358
24,102
25,056
26,109
27,233
28,460
29,728
1,570
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Fixed line - R1 Fixed broadband - R2 Mobile (R1 and R2) Other revenues
COSTS & EXPENSES BREAKDOWN (R$m)
3,911
3,286
2,684
2,364 2,278 2,184 2,205 2,135 2,211 2,193
2,387
2,518
2,738
2,930
3,110
3,313
3,527
3,755
4,000 4,273
1,574
1,665
1,759 1,862
1,969
2,092
2,220
2,357
2,800
2,968
1,022
1,065
1,114 1,165
1,219
1,275
1,333
1,394
1,459
1,528
4,604
4,677
4,919
5,173
5,403
5,647
5,964
6,223
6,511
6,846
13,498
13,212 13,214
13,494
13,978
14,511
15,250
15,864
16,981
17,808
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Interconnection Third-party services Infrastructure & energy costs Personnel expenses Others
(1)
Telemar Norte Leste (TMAR) - Excluding BRT
Business plan overview: operational projections (cont’d)
Note: Does not consider intercompany eliminations
Note: Other costs & expenses include COGS, PDA, Advertising, Provisions for Contingencies, FUST / FUNTTEL, Concession Renewal, and Others
Source: Company

23 November 2011 23 November 2011 44
CAPEX AND DEPRECIATION
EBITDA AND EBITDA MARGIN
Source: Company
Telemar Norte Leste (TMAR) - Excluding BRT
Business plan overview: operational projections (cont’d)
19,918 19,982
20,198
20,839
21,582
22,548
23,645
24,708
26,315
27,564
7,345 6,984
6,770 6,420
7,604 8,037 8,396 8,844 9,334
9,756
35.4% 35.5%
35.8%
35.5%
35.6%
35.2%
35.2%
34.6%
33.9%
32.2%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Net revenues after eliminations (R$m) EBITDA (R$m) EBITDA margin (%)
2,407 2,406
2,437
2,555
3,226
3,044
2,975
2,784
3,289
3,491
3,021
2,870
2,692
3,000 2,986
3,042
3,146
3,277
3,460
3,266
16.4% 16.1%
15.1%
14.4%
13.8%
13.2%
12.9%
12.7%
12.5% 12.6%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Depreciation (R$m) Capex  (R$m) Capex / revenues (%)

23 November 2011 23 November 2011 45
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
- Telemar Norte Leste
39
- Brasil Telecom
45
6. Valuation of Telemar Norte Leste

Appendix

23 November 2011 23 November 2011 46
Brasil Telecom (BRT)
Business plan overview
Note: Projections in nominal terms.
Source: Company
R$m 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Net revenues
Fixed line -R2
5,871 5,416 4,871 4,430 4,150 3,926 3,769 3,659 3,549 3,439
Fixed broadband -R2
1,099
1,230
1,305 1,351 1,400 1,454 1,510 1,564 1,614 1,667
Mobile -R2
1,980 2,160 2,304 2,565 2,839 3,093 3,341 3,583 3,823 4,063
Other revenues
2,260 2,321
2,412
2,516 2,631 2,766 2,903 3,052 3,219 3,404
Total net revenues 11,209 11,127 10,893 10,862 11,020 11,239 11,523 11,858 12,206 12,572
growth -3.6% - 0.7% -2.1% -0.3% 1.5% 2.0% 2.5% 2.9% 2.9% 3.0%
(-) Eliminations (1,384) (1,494) (1,597) (1,736) (1,866) (2,027) (2,128) (2,197) (2,250) (2,322)
Total net revenues after eliminations 9,825 9,633 9,295 9,127 9,154 9,211 9,394 9,661 9,956 10,250
Costs & expenses
Interconnection (1,715) (1,727) (1,543) (1,344) (1,263) (1,070) (1,000) (962) (900) (806)
Third-party services (886) (869) (907) (946) (988) (1,025) (1,070) (1,111) (1,159) (1,215)
Infrastructure & energy (1,056) (1,069) (1,066) (1,106) (1,154) (1,203) (1,228) (1,253) (1,274) (1,300)
Personnel expenses (769) (803) (836) (871) (910) (951) (993) (1,038) (1,085) (1,134)
Others (2,461) (2,437) (2,299) (2,338) (2,258) (2,291) (2,366) (2,398) (2,446) (2,489)
Costs & expenses (6,887) (6,904) (6,651) (6,605) (6,573) (6,539) (6,657) (6,763) (6,864) (6,943)
EBITDA 2,938 2,729 2,645 2,522 2,581 2,672 2,737 2,898 3,092 3,307
EBITDA margin 29.9% 28.3% 28.5% 27.6% 28.2% 29.0% 29.1% 30.0% 31.1% 32.3%
D&A (971) (953) (980) (1,031) (1,106) (1,178) (1,255) (1,339) (1,429) (1,507)
EBIT 1,968 1,777 1,664 1,492 1,475 1,494 1,483 1,559 1,663 1,800
EBIT margin 20.0% 18.4% 17.9% 16.3% 16.1% 16.2% 15.8% 16.1% 16.7% 17.6%
R$m 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Capex  (R$m)
Fixed line 963 1,132 1,071 976 952 852 792 766 774 812
Mobile 260 350 384 427 458 467 488 469 461 449
Others 129 128 133 136 142 148 154 160 155 164
Total Capex 1,352 1,611 1,588 1,540 1,552 1,467 1,433 1,395 1,390 1,426
Capex / revenues 13.8% 16.7% 17.1% 16.9% 17.0% 15.9% 15.3% 14.4% 14.0% 13.9%
Net working capital (432) (334) (234) (198) (227) (259) (287) (306) (309) (302)

23 November 2011 23 November 2011 47
Brasil Telecom (BRT)
ARPU AVERAGE # OF LINES
FIXED
LINE
BROAD-
BAND
6.8
6.4
6.1
5.8
5.6
5.4
5.3
5.2
5.1
5.0
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In millions
72.34
70.59
66.81
63.31
61.66
60.20
59.27
58.82 58.24
57.29
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In R$ / month / user
2.1
2.4
2.6
2.7
2.8
2.9
3.1
3.2
3.3
3.4
67.1% 64.2%
61.1%
57.7%
54.1%
50.4%
46.6%
43.0%
38.3%
31.5%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In millions
Average broadband subscribers % LIS
41.90
41.59
41.40 41.23 41.18
41.13
41.17 41.25 41.35
42.98
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In R$ / month / user
Business plan overview: operational projections
(1) Percentage of lines in service
Source: Company
(1)

23 November 2011 23 November 2011 48
Brasil Telecom (BRT)
ARPU
(1)
AVERAGE # OF LINES
MOBILE
(1) Blended ARPU (considering pre and post-paid)
Source: Company
Business plan overview: operational projections
(cont’d)
8.5
9.8
10.8
11.7
12.5
13.1
13.5
13.9
14.2
14.5
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In millions
19.44
18.31
17.71
18.31
18.99
19.74
20.59
21.47
22.38
23.32
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
In R$ / month / user

23 November 2011 23 November 2011 49
NET REVENUES BREAKDOWN (R$m)
5,871
5,416
4,871
4,430
4,150
3,926
3,769
3,659 3,549
3,439
1,099
1,305
1,351
1,400
1,454
1,510
1,564
1,614 1,667
1,980
2,160
2,304
2,565
2,839 3,093 3,341
3,583 3,823
4,063
2,260
2,321
2,412 2,516 2,631
2,766
2,903
3,052
3,219
3,404
11,209
11,127
10,893 10,862
11,020
11,239
11,523
11,858
12,206 12,572
1,230
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Fixed line - R2 Fixed broadband - R2 Mobile  - R2 Other revenues
COSTS & EXPENSES BREAKDOWN (R$m)
Brasil Telecom (BRT)
(1)
Note: Does not consider intercompany eliminations
Note: Other costs & expenses include: COGS, PDA, Advertising, Provisions for Contingencies, FUST / FUNTTEL, Concession Renewal, and Others
Source: Company
Business plan overview: operational projections
(cont’d)
1,715 1,727
1,543
1,344
1,263
1,070 1,000 962
900
806
886 869
907
946 988
1,025 1,070 1,111
1,159
1,215
1,056 1,069
1,066
1,106 1,154
1,203 1,228 1,253 1,274
1,300
769 803
836
871 910
951
993 1,038
1,085 1,134
2,461 2,437
2,299
2,338 2,258
2,291
2,366
2,398
2,446
2,489
6,887 6,904
6,651
6,605
6,573 6,539
6,657
6,763
6,864
6,943
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Interconnection Third-party services Infrastructure & energy costs Personnel expenses Others

23 November 2011 23 November 2011 50
CAPEX AND DEPRECIATION
EBITDA AND EBITDA MARGIN
Brasil Telecom (BRT)
Source: Company
Business plan overview: operational projections
(cont’d)
9,825
9,633
9,295
9,127 9,154 9,211
9,394
9,661
9,956
10,250
2,938 2,729 2,645 2,522 2,581 2,672 2,737 2,898 3,092 3,307
29.9%
28.3%
28.5% 27.6%
28.2% 29.0%
29.1% 30.0%
31.1%
32.3%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Net revenues after eliminations  (R$m) EBITDA  (R$m) EBITDA margin (%)
971
953
980
1,031
1,106
1,178
1,339
1,507
1,429
1,255
1,426
1,390
1,395
1,433
1,467
1,552
1,540
1,588
1,611
1,352
13.9%
14.0%
14.4%
15.3%
15.9%
17.0%
16.9%
17.1%
16.7%
13.8%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Depreciation (R$m) Capex  (R$m) Capex / revenues (%)

23 November 2011 23 November 2011 51
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
- Discounted Cash Flow
53
- Consolidated book value per share
62
- Trading Multiples
64
- Market Value
67
Appendix

23 November 2011 23 November 2011
Valuation Summary

Retained Criteria
Reference Criteria
(1) Of mid-point; (2) VWAP of the 12 months prior to the publication of the Material Fact of Grupo Oi corporate restructuring; (3) VWAP between the publication of the Material Fact and the Valuation Report
MARKET
VALUE
DCF
BOOK VALUE
TMAR5
TMAR3
TRADING MULTIPLES
Value per share (R$)
Implied
EV/EBITDA ¹
2011e 2012e
4.3x 4.2x
4.7x 4.6x
4.0x 4.0x
4.2x 4.2x
4.2x 4.1x
3.7x 3.7x
3.8x 3.8x
3.8x 3.7x
Value per share (R$) 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0
344.1 344.1 344.1 344.1 344.1 344.1 344.1 344.1
Equity Value (R$m) 6,881 10,322 13,762 17,203 20,643 24,084 27,525 30,965
Number of shares
4.7x 4.7x
35.54
44.18
52.00
51.80
68.43
60.70
60.15
76.97
76.00
78.44
59.02
61.20
54.98
49.80
74.39
73.28
60.34
46.80
48.24
Spot
Spot
77.79
71.18
05/24/2011 -
11/18/2011    (3)
05/24/2010 -
05/23/2011  (2)
05/24/2011 -
11/18/2011    (3)
05/24/2010 -
05/23/2011  (2)

23 November 2011 23 November 2011 53
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
- Discounted Cash Flow
53
- Consolidated book value per share
62
- Trading Multiples
64
- Market Value
67
Appendix

23 November 2011 23 November 2011
Implicit Multiples
EV/EBITDA 2011e 3.4x
EV/EBITDA 2012e 3.7x
Value per share
R$ 20.25
4,795
10,053
11,940
2,918
5,259
1,031
PV of Cash Flows 2011e-
2020e
PV of Terminal Value Enterprise Value (-) Net Debt (+ / -) Other adjustments Equity Value
54
BRT VALUATION (R$m)
DCF Valuation Summary
(1) Corresponding to the 50.72% stake not held by TMAR
PV of Cash Flows
2011e-2020e (Excl.
BRT)
PV of Terminal Value
(Excl. BRT)
BRT Enterprise Value Enterprise Value (-) Consolidated Net
Debt
(+ / -) Other
adjustments
(1)
(-) BRT Minorities
Equity Value
TMAR VALUATION (R$m)
100%
Value per share
R$ 74.39
16,857
44,434
25,595
17,524
15,458
2,675
6,056
10,053
Implicit Multiples
EV/EBITDA 2011e 4.7x
EV/EBITDA 2012e 4.7x
50.72%

23 November 2011 23 November 2011
Valuation Assumptions

Terminal Value
Other
assumptions
Tax rate of 34.0% (25.0% of IRPJ and 9.0% of CSLL)
Financial
assumptions
Financial projections:
10-year projected horizon (2011-2020), in nominal terms and in local currency
Discount rate (WACC):
Assumed discount rate of 12.4% in nominal terms and in local currency
Discount rate calculation is presented on page 60
Valuation date:
30 September 2011 (date of the last quarterly audited financial statements filed at the CVM (1) )
Mid-year discount convention
Telemar Norte Leste (TMAR) Brasil Telecom (BRT)
Normative growth rates in
line with those observed
in the last year of the
projections
Effective normative growth of 3.4% Effective normative growth of 2.9%
Assumes the following normative growths by segment:
- Mobile, Broadcast Services, Data Communication: 4.7% (2)
- Fixed line: -2.7%
- Fixed Broadband and Other Revenues: Trending to 4.7% in 2025
Normative EBITDA margin 35.4% (same as 2020 EBITDA margin) 32.3% (same as 2020 EBITDA margin)
Normative Capex 12.6% of net revenues (same % as in 2020) 13.9% of net revenues (same % as in 2020)
Normative D&A Equal to normative Capex Equal to normative Capex
Normative Working Capital
-11.5 % of net revenues (same % as in 2020),
excluding REFIS
8.8% of net revenues (same % as in 2020),
excluding REFIS
Tax Benefits
Disregarded as the utilization of tax-loss carry
forwards is projected to end in 2019
Goodwill amortization for the period 2021-2025
is valued separately. The corresponding value is
added to the Equity Value of BRT
Regulatory considerations: Renewal of concession and maintenance of the current regulatory framework
For each company, all stocks (common and preferred) are indistinctly valued rights
(1) Comissão Nacional de Valores (Brazilian securities regulatory agency)
(2) Long term inflation forecast – IPCA index (Source: Sistema de Expectativas de Mercado do Banco Central)
TMAR and BRT projections provided by the Company (presented in the “Business Plan” section)

23 November 2011 23 November 2011 56
VALUATION SUMMARY SENSITIVITY ANALYSIS (VALUE PER SHARE)
FREE CASH-FLOW
Telemar Norte Leste (TMAR)
(1) The company does not have dilutive instruments
DCF Valuation
R$
74.39
2.9% 3.2% 3.4% 3.7% 3.9%
11.9% 78.15 79.73 81.40 83.17 85.05
12.1% 74.78 76.25 77.79 79.43 81.17
12.4% 71.60 72.96 74.39 75.91 77.52
12.6% 68.58 69.84 71.18 72.59 74.08
12.9% 65.71 66.89 68.13 69.44 70.83
Normative growth rate
WACC
(in R$m - FYE 30/12) 2011e 2012e 2013e 2014e 2015e 2016e 2017e 2018e 2019e 2020e Normative
Sales 19,918 19,982 20,198 20,839 21,582 22,548 23,645 24,708 26,315 27,564 28,515
% growth 3.9% 0.3% 1.1% 3.2% 3.6% 4.5% 4.9% 4.5% 6.5% 4.7% 3.4%
Costs & expenses (13,498) (13,212) (13,214) (13,494) (13,978) (14,511) (15,250) (15,864) (16,981) (17,808) (18,423)
EBITDA 6,420 6,770 6,984 7,345 7,604 8,037 8,396 8,844 9,334 9,756 10,093
% sales 32.2% 33.9% 34.6% 35.2% 35.2% 35.6% 35.5% 35.8% 35.5% 35.4% 35.4%
Depreciation & amortization (2,407) (2,406) (2,437) (2,555) (2,692) (2,870) (2,784) (3,021) (3,289) (3,491) (3,579)
EBIT 4,013 4,363 4,547 4,790 4,912 5,167 5,612 5,823 6,045 6,265 6,513
% sales 20.1% 21.8% 22.5% 23.0% 22.8% 22.9% 23.7% 23.6% 23.0% 22.7% 22.8%
Corporate Income Tax (1,364) (1,484) (1,546) (1,629) (1,670) (1,757) (1,908) (1,980) (2,055) (2,130) (2,215)
Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0%
EBIT after tax 2,649 2,880 3,001 3,161 3,242 3,410 3,704 3,843 3,990 4,135 4,299
% sales 13.3% 14.4% 14.9% 15.2% 15.0% 15.1% 15.7% 15.6% 15.2% 15.0% 15.1%
+ Depreciation & amortization 2,407 2,406 2,437 2,555 2,692 2,870 2,784 3,021 3,289 3,491 3,579
- Capital Expenditure (3,266) (3,226) (3,044) (3,000) (2,975) (2,986) (3,042) (3,146) (3,277) (3,460) (3,579)
- Change in Net Working Capital 2 (255) 19 (78) 73 60 63 37 27 20 46
+ Tax benefits 74 89 105 90 64 49 36 27 13 - -
Free Cash-Flows 1,866 1,895 2,517 2,730 3,097 3,402 3,544 3,783 4,042 4,186 4,345
(in R$m - 09/30/2011)
Present Value of Free Cash-Flows 16,857
Present Value of Terminal Value in 2020 17,524
BRT Enterprise Value
10,053
Enterprise Value 44,434
x EBITDA 2011 4.7x
x EBITDA 2012 4.7x
- Net Debt (15,458)
+ Other adjustments 2,675
- Minorities in BRT (6,056)
Equity Value 25,595
Number of Shares ¹ (m) 344.1
Value per share (R$) 74.39

23 November 2011 23 November 2011 57
Brasil Telecom (BRT)
VALUATION SUMMARY SENSITIVITY ANALYSIS (VALUE PER SHARE)
FREE CASH-FLOW
(in R$m - 09/30/2011)
Present Value of Free Cash-Flows 4,795
Present Value of Terminal Value in 2020 5,259
Enterprise Value 10,053
x EBITDA 2011 3.4x
x EBITDA 2012 3.7x
- Net Debt (1,031)
+ Other adjustments 2,918
Equity Value 11,940
Number of Shares ¹ (m) 589.8
Value per share (R$) 20.25
DCF Valuation
(1) The company does not have dilutive instruments
R$
20.25
2.4% 2.7% 2.9% 3.2% 3.4%
11.9% 20.72 21.00 21.29 21.60 21.93
12.1% 20.22 20.48 20.75 21.04 21.34
12.4% 19.75 19.99 20.25 20.51 20.79
12.6% 19.30 19.53 19.76 20.01 20.27
12.9% 18.87 19.08 19.31 19.54 19.78
Normative growth rate
WACC
(in R$m - FYE 30/12)
2011e 2012e 2013e 2014e 2015e 2016e 2017e 2018e 2019e 2020e Normative
Sales 9,825 9,633 9,295 9,127 9,154 9,211 9,394 9,661 9,956 10,250 10,548
% growth (4.3)% (1.9)% (3.5)% (1.8)% 0.3% 0.6% 2.0% 2.8% 3.1% 3.0% 2.9%
Costs & expenses (6,887) (6,904) (6,651) (6,605) (6,573) (6,539) (6,657) (6,763) (6,864) (6,943) (7,145)
EBITDA 2,938 2,729 2,645 2,522 2,581 2,672 2,737 2,898 3,092 3,307 3,403
% sales 29.9% 28.3% 28.5% 27.6% 28.2% 29.0% 29.1% 30.0% 31.1% 32.3% 32.3%
Depreciation & amortization (971) (953) (980) (1,031) (1,106) (1,178) (1,255) (1,339) (1,429) (1,507) (1,468)
EBIT 1,968 1,777 1,664 1,492 1,475 1,494 1,483 1,559 1,663 1,800 1,936
% sales 20.0% 18.4% 17.9% 16.3% 16.1% 16.2% 15.8% 16.1% 16.7% 17.6% 18.4%
Corporate Income Tax (669) (604) (566) (507) (501) (508) (504) (530) (566) (612) (658)
Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0%
EBIT after tax 1,299 1,173 1,098 984 973 986 979 1,029 1,098 1,188 1,278
% sales 13.2% 12.2% 11.8% 10.8% 10.6% 10.7% 10.4% 10.7% 11.0% 11.6% 12.1%
+ Depreciation & amortization 971 953 980 1,031 1,106 1,178 1,255 1,339 1,429 1,507 1,468
- Capital Expenditure (1,352) (1,611) (1,588) (1,540) (1,552) (1,467) (1,433) (1,395) (1,390) (1,426) (1,468)
- Change in Net Working Capital (67) (99) (100) (36) 29 31 29 19 3 (8) 106
+ Tax benefits 266 216 198 179 165 149 149 149 141 141 -
Free Cash-Flows 1,116 632 589 618 722 877 978 1,141 1,281 1,403 1,383

23 November 2011 23 November 2011
Adjustments from Enterprise Value to Equity Value

Telemar Norte Leste (TMAR)
1
3
5
4
2
6
(1)
COMMENTS
Fiscal, pension, labour and civil provisions and
provisions for employee benefits (registered based on
estimated costs of the outcomes of the processes), net
of:
Present value of usage of Deferred Tax Assets
related to provisions (R$ 1,788m)
Deferred Tax Assets related to Pension Funds
Assets related to pension funds
Present value of REFIS in the period 2021-2024
(REFIS related to the period 2011-2020 are included in
the free cash-flow calculation)
Escrow deposits related to civil, tax and labor
litigations
Corresponding to the increase in consolidated net debt
due to the BRT redemption of shares (R$ 1.5bn), net
of the value TMAR will receive for its 49.28% stake in
BRT
Based on the 6-month average of PT's market
capitalization (book value of R$ 885m)
Based on total number of shares
1
3
4
5
2
6
(1) Excludes transaction costs
Sources: Company Financial Statements, ITR 3Q2011
(R$m) 09/30/2011
CONSOLIDATED NET DEBT
Gross net debt 26,557
Derivative instruments 429
Total net debt 26,987
Cash and equivalents (9,260)
Investments (1,788)
Derivative instruments (480)
Total cash and equivalents (11,528)
Total Consolidated Net Debt 15,458
OTHER ADJUSTMENTS
Provisions for contingences 5,493
Provision for dividends and interest on capital 97
Permits and leases payables 1,774
Refis 2021-2024 79
Judicial deposits (9,794)
Investments (58)
Redemptions of BRT shares 762
Stake in Portugal Telecom (7.42%) (1,027)
Total Other Adjustments (2,675)
MINORITY INTERESTS
Minority Interests 6,056
Non-held stake in BRT 50.72%
Total Enterprise Value adjustments 18,839

23 November 2011 23 November 2011
COMMENTS
Fiscal, pension, labour and civil provisions and
Provisions for Employee Benefits (accounted based on
estimated costs of the outcomes of the processes), net
of:
Present value of usage of Deferred Tax Assets
related to provisions (R$ 1,138m)
Deferred Tax Assets related to Pension Funds
Assets related to pension funds
Present value of REFIS in the period 2021-2024
(REFIS related to the period 2011-2020 are included in
the free cash-flow calculation)
Escrow deposits related to civil, tax and labor
litigations
Corresponds to the bonification in redeemable shares
issued by BRT, which will be immediately redeemed in
cash for the amount of R$ 1.5bn before the
incorporations, as per  the Material Fact of 05/24/2011
Present value of tax benefits in the period 2021-2025
Adjustments from Enterprise Value to Equity Value
1
3
Brasil Telecom (BRT)
59
4
2
(1) Excludes transaction costs
Sources: Company Financial Statements, ITR 3Q2011
5
1
2
3
4
5
(1)
(R$m) 09/30/2011
NET DEBT
Gross net debt 5,716
Derivative instruments 39
Total net debt 5,755
Cash and equivalents (3,772)
Investments (952)
Total Cash and equivalents (4,724)
Total Net Debt 1,031
OTHER ADJUSTMENTS
Provisions for contingences 3,681
Provision for dividends and interest on capital 56
Permits and leases payables 649
Refis 2021-2024 56
Judicial deposits (6,533)
Credits with related parties (2,139)
Investments (9)
Rebate and Redemption of Shares pre-merger 1,502
Present value of tax benefits (182)
Total Other Adjustments (2,918)
Total Enterprise Value adjustments (1,887)

23 November 2011 23 November 2011
Company Equity Beta Equity Value
Net debt &
equiv.
Unlevered
Beta
America Movil (MXNm) 0.95 1,319,500 298,126 0.82
Entel (CLPm) 0.80 2,303,112 355,333 0.72
Telesp (BRLm) 0.73 53,972 6,862 0.68
Tim Participações (BRLm) 0.89 21,106 198 0.89
Average 0.84 0.78
Telemar Norte Leste 0.91 31,651 15,458 0.69
Brasil Telecom 0.89 11,940 1,031 0.84
Discount Rate calculation
60
WACC CALCULATION
ASSET BETA (UNLEVERED)
Based on 6-month average until 09/30/11
Source: BNP Paribas Arbitrage
RISK FREE
RATE
MARKET
RISK
PREMIUM
Based on 6-month average until 09/30/11
Source: BNP Paribas Arbitrage
SOURCES
112.5% of CDI: 12,8% (Source: Company)
Recent references for Grupo Oi’s cost of funding (2) :
COST OF
DEBT
US inflation
Based on US CPI consensus
Source: Bloomberg
Brazilian inflation:
Based on market consensus (Sistema de
Expectativas de Mercado)
Source: Brazilian Central Bank
LONG-
TERM
INFLATION
RATE
Based on 6-month average of EMBI+ Brazil until 09/30/11
Source: Datastream
COUNTRY
RISK
PREMIM
Average of unlevered betas, considering selected Latin
American telecom companies (fixed and mobile)
Source: Beta Barra (local)
UNLEVERE
D BETA
Based on DCF Equity Value (including minority
interests) and consolidated net debt of TMAR
GEARING
(1)
(2) Issuance costs
Large publicly traded
Latin American telecom
players (fixed and mobile)
were selected
The following were
excluded from the
sample:
Note: Equity Values of TMAR and BRT based on DCF valuations
Sources: Companies, Datastream, brokers’ reports, Beta Barra
(1) Net debt / Equity Value (incl. minority interests)
Note: In nominal terms
• Telecom Argentina (low
liquidity)
• Telmex (in process of
being acquired by
America Movil)
• NII Holdings (different
business model and
development stage)
Risk free rate 2.8%
Market risk premium 6.5%
Unlevered beta 0.78
Levered beta 1.03
Country risk premium
1.9%
Cost of Equity (US$) 11.3%
US long-term inflation rate
2.0%
Brazil long term inflation rate
4.7%
Cost of Equity (R$) 14.3%
12.8%
Gearing 48.8%
Tax rate 34.0%
WACC (R$)
5-year BRT Senior Note issued on 09/15/11: 11.5%
5-year TMAR debenture issued on 03/15/11: 13.4%
6-year BRT debenture issued on 08/08/11: 13.9%
12.4%
Cost of Debt - Pre-tax (R$)

23 November 2011 23 November 2011 61
Discount Rate calculation (cont’d)
-
1,0%
2,0%
3,0%
4,0%
Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11
4,0%
5,0%
6,0%
7,0%
8,0%
9,0%
Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11
1,0%
2,0%
3,0%
4,0%
5,0%
Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11
RISK FREE RATE EVOLUTION
COUNTRY RISK PREMIUM EVOLUTION
MARKET RISK PREMIUM EVOLUTION
6-month average:
2.83%
6-month average:
6.46%
Source: BNP Paribas Arbitrage Source: BNP Paribas Arbitrage
Source: Datastream (EMBI+ Brazil)
6-month average:
1.87%
Market assumptions

23 November 2011 23 November 2011 62
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
- Discounted Cash Flow
53
- Consolidated book value per share
62
- Trading Multiples
64
- Market Value
67
Appendix

23 November 2011 23 November 2011 63
Consolidated book value per share
BOOK VALUE PER SHARE
Telemar Norte Leste S.A.
Source: Company's Quarterly Report, ITR 3T 2011
R$m 09/30/11
Total Assets 76,844
Total Liabilities (50,557)
Minority Interests (5,232)
Shareholders' Equity 21,055
Number of shares (m) 344.057
Book Value per Share
61.20

23 November 2011 23 November 2011 64
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
- Discounted Cash Flow
53
- Consolidated book value per share
62
- Trading Multiples
64
- Market Value
67
Appendix

23 November 2011 23 November 2011
OPERATIONAL BENCHMARK
TRADING MULTIPLES
65
Comparables trading multiples
Company EBITDA margin Capex (% sales)
2011e 2012e 2013e 2011e 2012e 2013e
America Movil 38.7% 38.6% 39.1% 15.2% 15.1% 14.3%
Entel 39.6% 39.0% 39.6% 23.0% 22.2% 22.3%
Telesp 36.1% 36.5% 37.1% 16.6% 16.3% 14.9%
Tim Participações 27.5% 28.4% 29.1% 19.3% 16.3% 16.7%
Average 35.5% 35.4% 35.5% 16.3% 15.9% 15.5%
Median 37.4% 37.5% 38.0% 15.9% 15.7% 14.8%
Telemar Norte Leste 32.4% 32.7% 32.8% 18.9% 18.7% 17.4%
Brasil Telecom 31.6% 31.9% 31.9% 17.8% 17.9% 17.3%
Note: TMAR and BRT based on market consensus
Sources: Datastream, Companies, Brokers’ reports
• Telecom Argentina (low
liquidity)
• Telmex (in process of
being acquired by
America Movil)
• NII Holdings (different
business model and
development stage)
Large publicly traded
Latin American telecom
players (fixed and mobile)
were selected
The following were
excluded from the
sample:
Company EV/EBITDA EV / EBITDA - Capex
2011e 2012e 2013e 2011e 2012e 2013e
America Movil 96,226 115,293 6.1x 5.8x 5.4x 10.1x 9.5x 8.6x
Entel 4,586 5,274 5.4x 5.1x 4.7x 12.9x 11.7x 10.8x
Telesp 30,764 32,480 4.7x 4.5x 4.2x 8.8x 8.1x 7.1x
Tim Participações 12,040 11,755 4.4x 3.9x 3.6x 14.9x 9.2x 8.4x
Average 5.2x 4.8x 4.5x 11.7x 9.6x 8.7x
Median 5.1x 4.8x 4.5x 11.5x 9.4x 8.5x
Telemar Norte Leste 10,245 20,987 4.0x 4.0x 3.9x 9.7x 9.3x 8.3x
Brasil Telecom 3,862 2,791 1.6x 1.6x 1.6x 3.7x 3.7x 3.6x
EV
(US$m)
Market cap
(US$m)

23 November 2011 23 November 2011
Telemar Norte Leste - Value per share EV/EBITDA EV / EBITDA - Capex
R$m 2011e 2012e 2013e 2011e 2012e 2013e
Financial figures 9,358 9,499 9,628 4,740 4,662 4,996
x Multiple (average) 5.2x 4.8x 4.5x 11.7x 9.6x 8.7x
Enterprise value 48,444 45,596 43,320 55,291 44,912 43,556
- Minority interests (8,671) (7,601) (6,992) (10,339) (6,422) (5,629)
- Net debt / (cash) (15,458) (15,458) (15,458) (15,458) (15,458) (15,458)
+ Other restatements 2,675 2,675 2,675 2,675 2,675 2,675
Equity Value 26,989 25,211 23,544 32,169 25,707 25,143
Number of shares (million) 344 344 344 344 344 344
Value per share R$/share 78.44 73.28 68.43 93.50 74.72 73.08
66
TELEMAR NORTE LESTE VALUATION
(1)
Comparables trading multiples (cont’d)
(1) Minority interests in TMAR are BRT valued by the same multiples
Sources: Datastream, Companies, Brokers’ reports

23 November 2011 23 November 2011 67
Page
1. Executive Summary
7
2. Information about the Independent Appraiser
10
3. Company Overview
16
4. Historical financial analysis
23
5. Business plan overview
35
6. Valuation of Telemar Norte Leste
51
- Discounted Cash Flow
53
- Consolidated book value per share
62
- Trading Multiples
64
- Market Value

Appendix

23 November 2011 23 November 2011 68
Telemar Norte Leste (ON)
TMAR3 - ABSOLUTE AND RELATIVE SHARE PRICE PERFORMANCE
TMAR3 - MARKET STATISTICS
Source: Bloomberg
Share price performance
Country BRAZIL
Listings SOP
Currency Real
Spot price as of 11/18/11 55.0
12-month high 77.0
12-month low 52.0
12-month shareholders' return (11.3%)
Shares o/s (m) 154.0
Share price Performance
R$
11/18/10 - 11/18/11
As of 11/18/2011
Min. Max.
Spot -- 54.98 -- -- --
1-month average 54.98 55.24 56.99 (0.0%) (3.1%)
3-month average 52.00 54.57 57.99 (5.2%) (12.0%)
05/24/2010 - 05/23/2011 51.80 60.34 76.00 (24.7%) (15.0%)
05/24/2011 - 11/18/2011 52.00 59.02 76.97 (14.6%) 2.0%
12-month 52.0 59.0 77.0 (8.2%) 11.7%
2011 52.0 61.6 77.0 (2.6%) 15.5%
2010 47.5 57.4 71.3 (20.8%) (21.9%)
NB: Weighted average and performance based on closing share price
Source: Bloomberg
VWAP
Absolute
perf.
Rel. to
Ibovespa
(In R$ per share)
40.0
50.0
60.0
70.0
80.0
TMAR3 Ibovespa (rebased)

23 November 2011 23 November 2011 69
TMAR3 - TRADING VOLUME STATISTICS
Telemar Norte Leste (ON)
Volume analysis
Daily volumes Rotation
R$
11/18/10 - 11/18/11
As of 11/18/2011
Spot 15.20 54.98 0.84 0.01% 0.33%
Last month 2.54 55.24 0.14 0.00% 0.05%
Last 3 months 1.75 54.57 0.10 0.00% 0.04%
05/24/2010 - 05/23/2011 2.08 60.34 0.13 0.00% 0.05%
05/24/2011 - 11/18/2011 2.04 59.02 0.12 0.00% 0.04%
Last 12 months 3 59.0 0 0.00% 0.06%
Source: Bloomberg  * Based on weighted average closing share price
Traded volumes by price range
Based on closing share price 11/18/10 - 11/18/11
Source: Bloomberg
Average
'000
VWAP
Vol. In
R$m*
(In R$ per share)
Over
capital
Over free
float
66.6%
15.2%
7.8% 7.9%
2.4%
52.0 to 57.0 57.0 to 62.0 62.0 to 67.0 67.0 to 72.0 72.0 to 77.0
-
20.0
40.0
60.0
80.0
-
200
400
600
800
Volume TMAR3

23 November 2011 23 November 2011 70
TMAR5 - ABSOLUTE AND RELATIVE SHARE PRICE PERFORMANCE
TMAR5 STATISTICS
Source: Bloomberg
Telemar Norte Leste (PNA)
Share price performance
Country BRAZIL
Listings SOP
Currency Real
Spot price as of 11/18/11 46.8
12-month high 60.7
12-month low 35.5
12-month shareholders' return (3.8%)
Shares o/s (m) 189.0
Share price Performance
R$ 11/18/10 - 11/18/11
As of 11/18/2011
Min. Max.
Spot -- 46.80 -- -- --
1-month average 41.81 49.65 59.59 11.3% 8.2%
3-month average 35.54 44.87 59.59 1.7% (5.0%)
05/24/2010 - 05/23/2011 44.18 49.80 60.15 (13.7%) (4.0%)
05/24/2011 - 11/18/2011 35.54 48.24 60.70 (7.3%) 9.4%
12-month 35.5 50.3 60.7 (4.3%) 15.6%
2011 35.5 50.9 60.7 (1.7%) 16.4%
2010 43.1 49.5 63.6 (23.2%) (24.3%)
NB: Weighted average and performance based on closing share price
Source: Bloomberg
VWAP
Absolute
perf.
Rel. to
Ibovespa
(In R$ per share)
30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
TMAR5 Ibovespa (rebased)

23 November 2011 23 November 2011

TMAR5 - TRADING VOLUME STATISTICS
Telemar Norte Leste (PNA)
Volume analysis
Daily volumes Rotation
R$
11/18/10 - 11/18/11
As of 11/18/2011
Spot 56.70 46.80 2.65 0.03% 0.19%
Last month 96.18 49.65 4.77 0.05% 0.32%
Last 3 months 82.63 44.87 3.71 0.04% 0.27%
05/24/2010 - 05/23/2011 145.11 49.80 7.23 0.08% 0.48%
05/24/2011 - 11/18/2011 126.07 48.24 6.08 0.07% 0.41%
Last 12 months 116 50.3 6 0.06% 0.38%
Source: Bloomberg  * Based on weighted average closing share price
Traded volumes by price range
Based on closing share price 11/18/10 - 11/18/11
Source: Bloomberg
Average
'000
VWAP
Vol. In
R$m*
(In R$ per share)
Over
capital
Over free
float
4.3%
12.2%
43.9%
21.8%
17.9%
35.5 to 40.6 40.6 to 45.6 45.6 to 50.6 50.6 to 55.7 55.7 to 60.7
20.0
40.0
60.0
80.0
200
400
600
800
- -
Volume TMAR5

23 November 2011 23 November 2011 72 Appendix Page Valuation Methodologies 72 Consolidated Financial Statements 76 Glossary 79

23 November 2011 23 November 2011
Discounted Cash Flow methodology (DCF)
OVERVIEW
DEFINITION OF FREE CASH FLOWS
0
80
n+1
Expected
Cash Flows
(CF)
Time
CF1
CF2
CF3
CF
4
CF
5
CF
T
Enterprise value
Discounted at kc
n+2 n+3 n+4 T n+5
…
The advantages of using the
DCF method can be
summarised as follows:
• This approach captures the
long-term potential of each
company by analysing key
drivers
• The DCF method determines
the intrinsic value of each
company by valuing its
operations independently of
the overall valuations seen
in equity markets
• The DCF method reflects the
appropriate risk of each
company, determined by
the cost of capital
73
When valuing a firm, we discount the Free Cash Flows to Firm (FCFF), which represent cash flows available to all security holders in the firm before any financing adjustments (interest payments, debt issues and repayments):
EBITA x (1 - Normative tax rate)
+  Depreciation and amortisation
- Net capital expenditure
- Change in working capital
Free Cash Flow to Firm
The DCF method is an intrinsic valuation method of financial assets. The underlying principle is that the value of an asset depends on its ability to generate positive cash flows in the future. It is calculated as the sum of expected cash flows to perpetuity, discounted at a rate reflecting their risk. In practice, cash flows are forecasted over a limited number of years, “the explicit horizon”, and the residual value beyond that explicit horizon is captured in a terminal value (TV)
The Enterprise Value (EV), also known as Firm Value, can be written as:
Where:
CFi: cash flow generated in period i, estimated from period 1 to period T
TV: terminal value in period T
kc: Discount rate (Weighted Average Cost of Capital)

23 November 2011 23 November 2011
METHODOLOGY
The free cash flow to firm (FCFF) is the residual value of the company cash flows to equity and debt holders, and are thus not directly impacted by the company financial cash flows
The Weighted Average Cost of Capital (WACC) takes into consideration:
The assumed financial structure of the company in the long term
The cost of equity and debt in the capital markets
WACC is calculated as per the formula below:
Where:
k
c
: cost of capital
WACC: weighted average cost of  capital
k
e
: market cost of equity
k
d
: market cost of debt
TR: corporate tax rate
V
d
: market value of debt
V
e
: market value of equity
r
f
: risk free rate
ß
equity beta
k
em
: equity market return
r
c
: country-risk premium
Discounted Cash Flow methodology (DCF) (cont’d)
WACC calculation method
WACC
V V
V
TR)
k V k
k
d e
d d e e
c
=
+
- +
=
1 (
74
e
:
c f em e f e
r r k r k
+ - + =
) (
b

23 November 2011 23 November 2011
LIMITATION
This method is limited in that:
Comparable firms may not be available or operational data accurate enough
Different accounting rules can seriously hinder the reliability of values obtained by comparable multiples
FORECAST
DATA
ADJUSTMENTS
Financial aggregates used for the computation of multiples are forecast data based on the most recent research reports covering selected peers
Forecasted EBITDA and EBIT are restated for exceptional items, where necessary, calculated before income/loss from associates
Forecasted net income is restated for exceptional items, where necessary
For peers with a different fiscal year end, financials are calendarised
SELECTED
MULTIPLES
EV/EBITA and EV/EBITDA multiples are the most usual
The advantage of EV/EBITDA is that companies can have different rules for depreciation of assets and amortisation of intangibles, which could generate distortions when using EV/EBIT. On the other hand, EV/EBITDA should be handled carefully as it assumes a normative level of invested capital
EV/Net Revenue is also used, though less appropriate to assume that all companies have similar profitability
PRINCIPLE
The trading multiples method is an analogical method based on the assumption that capital markets are efficient.
The implicit principle is that the market values financial assets efficiently and that the difference in value between two assets is linked to various performance or accounting indicators. Thus, a company which shows higher level of profits, EBITA or EBITDA, should trade at higher level than one with lower ones
To apply this method, it is paramount to identify comparable quoted stocks to the companies being valued. The comparability is determined by several elements : the firm’s business lines, the market where the firm operates, its quality of earnings, the growth in revenues, its operating margins, among others
Trading multiples methodology
This method is generally
more suitable when a
market transaction (i.e.,
IPO)  is planned.
It is important to stress that
discrepancies between
companies, in terms of
size, maturity or growth,
along with volatile stock
markets can skew
valuation results

The method consists in determining the relationship between the market value of the considered quoted stocks and some performance indicators (usually Net Revenue, EBITDA and EBIT)

23 November 2011 23 November 2011 76 Appendix Page Valuation Methodologies 72 Consolidated Financial Statements 76 Glossary 79

23 November 2011 23 November 2011
Consolidated Financial Statements

INCOME STATEMENT BALANCE SHEET
Source: Company’s consolidated financial statements DFP and ITR of Telemar Norte Leste S.A.
Note: Includes consolidation of in Brasil Telecom S.A.
Telemar Norte Leste S.A. (TMAR)
R$m FY 2009 FY 2010 9m 2010 9m 2011
Gross revenues 45,765 45,853 34,446 32,923
Deductions (15,838) (16,422) (12,312) (11,973)
Net revenues 29,927 29,432 22,134 20,949
Cost of services (11,373) (10,410) (7,985) (7,821)
Gross profit 18,555 19,022 14,149 13,128
Gross margin 62.0% 64.6% 63.9% 62.7%
Sales expenses (5,287) (4,868) (3,597) (3,717)
General & administrative expenses (3,028) (2,755) (1,850) (2,166)
Other operational result 4,627 (1,086) (654) (323)
Total SG&A expenses (3,688) (8,709) (6,101) (6,205)
EBITDA 14,867 10,313 8,048 6,923
EBITDA margin 49.7% 35.0% 36.4% 33.0%
D&A (7,014) (6,188) (4,624) ` (4,258)
EBIT 7,853 4,125 3,424 2,666
EBIT margin 26.2% 14.0% 15.5% 12.7%
Financial revenues 1,608 1,889 1,333 1,606
Financial expenses (4,052) (4,248) (2,965) (3,649)
Pre-tax income 5,408 1,766 1,792 623
Income taxes (316) 113 (274) (41)
Net income 5,093 1,878 1,518 582
Net income margin 17.0% 6.4% 6.9% 2.8%
# of shares outstanding 238.391 238.608 238.608 344.057
Net income / loss per share (R$) R$ 21.36 R$ 7.87 R$ 6.36 R$ 1.69
R$m
FY 2009 FY 2010 30/09/2011
R$m
FY 2009 FY 2010 30/09/2011
ASSETS LIABILITIES
Current assets Current liabilities
Cash and cash equivalents 5,804 8,622 9,260 Payables 4,046 4,040 3,879
Investments 1,817 1,943 1,720 Financial debt 7,858 5,552 3,009
Derivative instruments 100 39 224 Derivative instruments 597 550 221
Receivables 5,959 5,897 5,941 Provisions net of pension assets 1,297 1,324 1,482
Inventories 162 98 164 Pension liabilities 323 447 400
Judicial deposits 1,787 1,813 1,958 Dividends and interest on capital 225 923 97
Others 2,254 3,084 3,399 Permits & concessions payable 315 532 382
Total current assets 17,883 21,496 22,666 Tax liabilities - REFIS 166 51 86
Others 3,084 4,190 4,487
Non-current assets Total current liabilities 17,910 17,609 14,044
Investments 5 9 68
Investment stake in Portugal Telecom - - 885 Non-current liabilities
Deferred tax 5,249 5,186 5,465 Financial debt 21,240 21,874 22,982
Derivatives instruments 108 23 256 Derivatives instruments 569 284 208
Judicial deposits 5,452 6,438 7,836 Permits & concessions payable 1,517 1,594 1,391
Others 136 93 101 Tax liabilities - REFIS 811 751 962
Total non-current liabilities 1,552 745 943 Provisions net of pension assets 3,877 3,574 3,587
12,503 12,495 15,553 Pension liabilities 2,119 2,102 2,120
Long-term assets Others 5,639 5,357 5,263
Investments Total non-current liabilities 35,773 35,536 36,514
PP&E net 47 47 58
Intangibles 25,237 23,340 22,896 Minority interests 6,439 6,141 5,232
Total long-term assets 17,707 16,599 15,671
42,991 39,986 38,625 Shareholder's equity
Capital 7,434 7,446 11,625
Reserves 6,872 8,295 10,090
Accumulated income - - 728
Equity adjustment (1,051) (1,051) (1,388)
Total equity 13,256 14,690 21,055
Total assets 73,377 73,976 76,844 Total liabilities 73,377 73,976 76,844

23 November 2011 23 November 2011
Consolidated Financial Statements (cont’d)

INCOME STATEMENT BALANCE SHEET
R$m FY 2009 FY 2010 9m 2010 9m 2011
Gross revenues 17,821         17,619         13,323         12,385
Deductions (6,901)          (7,356)          (5,565)          (5,378)
Net revenues 10,920         10,263         7,757           7,007
Cost of services (3,956)          (3,675)          (2,805)          (2,650)
Gross profit 6,964           6,588           4,952           4,357
Gross margin 63.8% 64.2% 63.8% 62.2%
Sales expenses (1,418)          (1,025)          (772)             (843)
General & administrative expenses (1,435)          (1,539)          (1,141)          (1,071)
Other operational result (3,380)          (508)             (352)             (355)
Total SG&A expenses (6,232)          (3,072)          (2,265)          (2,269)
EBITDA 731              3,516           2,687           2,088
EBITDA margin 6.7% 34.3% 34.6% 29.8%
D&A (1,808)          (1,057)          (790)             (774)
EBIT (1,077)          2,460           1,897           1,313
EBIT margin -9.9% 24.0% 24.5% 18.7%
Financial revenues 630              979              660              966
Financial expenses (912)             (1,060)          (749)             (1,002)
Pre-tax income (1,358)          2,379           1,808           1,277
Income taxes 339              (408)             (542)             (412)
Net income (1,019)          1,971           1,266           865
Net income margin -9.3% 19.2% 16.3% 12.3%
# of shares outstanding 589.789       589.789       589.789       589.789
Net income / loss per share (R$) -R$ 1.73 R$ 3.34 R$ 2.15 R$ 1.47
Source: Company’s consolidated financial statements DFP and ITR of Brasil Telecom S.A.
R$m FY 2009 FY 2010 30/09/2011 R$m FY 2009 FY 2010 30/09/2011
ASSETS LIABILITIES
Current assets Current liabilities
Cash and cash equivalents 1,717           3,217           3,772           Payables 1,554           1,637           1,506
Investments 382              832              939              Financial debt 870              1,044           1,055
Derivative instruments -                 -                 -                 Derivative instruments 133              71                39
Receivables 1,992           2,070           1,957           Provisions net of pension assets 1,125           1,164           1,224
Inventories 42                14                21                Pension liabilities 174              151              133
Judicial deposits 1,253           1,384           1,469           Dividends and interest on capital 105              569              56
Others 740              970              1,147           Permits & concessions payable 99                184              123
Total current assets 6,127           8,487           9,305           Tax liabilities - REFIS 30                35                36
Others 1,333           1,837           3,447
Non-current assets Total current liabilities 5,424           6,691           7,619
Investments -                 -                 13
Deferred tax 5,680           5,276           5,070           Non-current liabilities
Credit with related parties 1,675           1,911           2,139           Financial debt 3,573           3,321           4,633
Judicial deposits 3,671           4,266           5,064           Derivatives instruments 65                -                 -
Others 136              93                98                Permits & concessions payable 610              573              526
Total non-current liabilities 430              212              244              Tax liabilities - REFIS 355              395              412
11,592         11,759         12,628         Provisions net of pension assets 2,515           2,195           2,268
Long-term assets Pension liabilities 1,299           1,440           1,499
Investments Others 818              935              947
PP&E net 5                  5                  9                  Total non-current liabilities 9,235           8,859           10,285
Intangibles 5,267           5,317           5,524
Total long-term assets 1,572           1,318           1,138           Minority interests 1                  0                  0
6,844           6,641           6,671
Shareholder's equity
Capital 3,731           3,731           3,731
Reserves 6,174           7,605           6,103
Accumulated income -                 -                 865
Total equity 9,905           11,336         10,700
Total assets 24,564         26,886         28,604         Total liabilities 24,564         26,886         28,604
Brasil Telecom S.A. (BRT)

23 November 2011 23 November 2011 79 Appendix Page Valuation Methodologies 72 Consolidated Financial Statements 76 Glossary 79

23 November 2011 23 November 2011 80
Glossary
Term Definition Term Definition Term Definition
ADR American Depositary Receipts FUNTTEL
Fundo para o Desenvolvimento Tecnológico das
Telecomunicações (Fund for the Telecommunications
Technological Development)
TMAR Telemar Norte Leste
ARPU Average revenue per user FUST
Fundo de Universalização dos Serviços de
Telecomunicação (Telecommunication Services TNL Telemar Norte Leste Participações
Beta
Risk coefficient that represents the non-diversifiable risk
that the asset is exposed
FYE Fiscal Year Ending TU-RIU
Tarifa de Uso para Rede Inter-cidades (interconnection
tariff charged by a fixed line services provider for the
completion of an inter-city call)
BRT Brasil Telecom Gearing Proportion of debt over equity capital structure TU-RL
Tarifa de Uso para Rede Local (interconnection tariff
Charged by a fixed line services provider for the
completion of a local call)
CAGR Compound Annual Growth  Rate MRL Management Representation Letter RGU Revenue generating units
Capex Capital  Expenditures LES Fixed Lines in Service VU-M
Valor de Uso de Rede Móvel (interconnection tariff
charged by a mobile phone services provider for the
completion of a call on its local network)
CPE Customer Premises Equipment LTM Last twelve months VWAP Volume-Weighted Average Price
CVM
Comissão de Valores Mobiliários (Brazilian securities
regulatory agency)
ON Ordinary (Common Stock), with voting rights WACC Weighted  Average Cost of Capital
DTH Direct-To-Home television PN Preferred (Preferred Stock), without voting rights YTD Year To Date
EBIT Earnings  Before Interest And Taxes PT Portugal Telecom
EBITDA
Earnings Before Interest, Taxes,  Depreciation And
Amortization
Refis Tax liabilities for the government refinance tax program
EV Enterprise Value ROCE Return On Capital Employed
DCF Discounted Cash Flow PMS Personal Mobile Service
Universalization Fund)